Exhibit 99.3

 Investor Presentation  March 2023

 Disclaimer / Forward-Looking Disclosure  This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic, work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks  related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required  of listed companies; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward- looking statements speak only as of the date of this document. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.  Our shareholders are cautioned not to place undue reliance on any forward-looking statement in this document. All forward-looking statements are made as of the date of this document, and the risk that actual results will differ materially from the expectations expressed in this document may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this document, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this document will be achieved.

 Today’s Presenters  MICHAEL ESCALANTE  CHIEF EXECUTIVE OFFICER & PRESIDENT  JAVIER BITAR  CHIEF FINANCIAL OFFICER & TREASURER  MAX KAMINSKY  SENIOR VICE PRESIDENT, CAPITAL TRANSACTIONS  1

 Table of Contents  III. A Deeper Dive  More About Our Industrial and Office Segments  Value Creation Capabilities  Capitalization Overview  RH – Patterson, CA  PepsiCo – Lakeland, FL  TransDigm – Whippany, NJ  Listing Summary  Peakstone Overview  01•  03•  02•  2

 Company Name  Peakstone Realty Trust  (previously Griffin Realty Trust)  Company Type  Net Lease Industrial and Office REIT  Exchange / Stock Symbol  NYSE: PKST  Expected Listing Date  (Listing of existing common stock)  April 13, 2023  Common Stock and OP Units Outstanding  39.5mm1,2  Annualized Distribution  (Next distribution record date: May 2, 2023)  $0.90 per share1  3  Listing Summary  As adjusted for the 1-for-9 reverse stock split announced on March 10, 2023.  Includes 36.0mm common stock and 3.5mm OP units outstanding as of December 31, 2022.

 Listing Best Positions the Company for Future Growth and Provides Liquidity for Shareholders  ZF WABCO – North Charleston, SC  Access to Additional Sources of Capital in the Longer-Term  Opportunity for Liquidity for Existing Shareholders  Attractive Investment Opportunity for Investors  Retain Embedded Upside in the Portfolio  Keurig Dr. Pepper – Boston, MA  Samsonite – Jacksonville, FL  3M – Dekalb, IL  York – Greenwood Village, CO  AT&T (3 Properties) – Redmond, WA  4

 PEAKSTONE OVERVIEW

 A Compelling Investment Opportunity  Amazon – Pataskala, OH  Experienced, cycle-tested team with strong financial alignment and a real estate operator’s mindset  Self-funded business model through capital recycling and free cash flow  Wholly-owned, high-quality, newer-vintage portfolio of predominantly single-tenant industrial and office properties located in diverse, strategic growth markets  01  LPL (2 Properties) – Fort Mill, SC  Shaw Industries – Savannah, GA  02  03  5

 Wholly-Owned Portfolio Provides Durable Cash Flows with Built- in Long-Term Growth Prospects  Notes: $ in millions. Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. See detailed property lists for Office, Industrial and Other Segments in the Appendix.  LQA Cash NOI is net of carrying costs for vacant assets.  Weighted average based on ABR.  Based on Rentable Square Feet.  Property Count  Rentable Sq. Ft (mm)  In-Place ABR (mm)  LQA Cash NOI (mm)1  WALT (years)2  % Leased3  % Leased to IG Tenants2  Office JV  $179mm Book Value of Equity  ~49% Minority Interest  46 Office Properties (59 Buildings)  8.6mm Rentable Sq. Ft  6  Wholly-Owned  Total  78  19.0  $211.7  $189.8  7.1  95%  61%  Industrial Segment  19  9.0  $48.2 / 23%  $48.6 / 26%  7.1  100%  59%  High-quality, well-located industrial properties with modern specifications  Office Segment  38  6.2  $123.5 / 58%  $106.7 / 56%  8.4  100%  67%  Newer, high-quality, business-essential office properties  Other Segment  (Office & Industrial)  21  3.8  $40.0 / 19%  $34.5 / 18%  3.1  77%  47%  Vacant and non-core assets (together with other assets in the same  cross-collateralized loan pools)

High-Quality, Well-Located Industrial and Office Segment Properties

23 States

33 Markets

74% of ABR from Coastal & Sunbelt Markets



Industrial
Office / Data Center
ABR
<$1mm
$1mm-$2mm
$2mm-$4mm
$4mm-$6mm
>$6mm
AT&T (3 Properties)
RH
IGT
Guild Mortgage
Occidental Petroleum
York
Maxar Technologies
Hopkins
Corteva Agriscience
Amentum
Fresenius
Wood Group
Tech Data
International Paper
Arizona
Avnet
Freeport McMoRan
McKesson
onsemi
Illinois
3M
Amazon
Berry Global
Atlas Copco
Roush
Amcor
Amazon
OceanX
MISO
PPG
Express Scripts
530 Great Circle Road
Cigna
Pepsi Bottling
Toshiba TEC
LPL (2 Properties)
ZF WABCO
Shaw Industries
Southern Company
Samsonite
PepsiCo
Parallon
Massachusetts
Draeger Medical
Mercury Systems
Rapiscan Systems
Keurig Dr Pepper (2 Properties)
New Jersey
TransDigm
Travel & Leisure
Zoetis
Maryland
Fidelity Building Services
JMT
Huntington Ingalls (2 Properties)
UEOS / Blue Force

Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023.

7

Peakstone REALTY TRUST

 Entered JV with Workspace Property Trust and an institutional buyer  Sold 46 office properties for significant cash proceeds  De-levered balance sheet  Eliminated future capex  Closed Four Dispositions of Wholly- Owned Assets Since Q3 2022  $203mm of gross proceeds  7.1% weighted average NTM cash cap rate  Extended $750mm Revolver Loan  Maturity date extended through January 2026  Repaid $400mm 2024 term loan with revolver loan capacity  Optimizing Portfolio and Balance Sheet  Generate consistent  cash flows  Attract high demand from creditworthy tenants, minimizing vacancies  Strong rental rate growth potential  Selectively sell office assets  No need for outside capital  Invest capital in existing assets where warranted  Target investment grade balance sheet  Potential for higher returns with lower capex  Strong rental rate growth prospects  Robust demand, low vacancy and lagging supply  Benefit from secular tailwinds with mark- to-market opportunities  Go-Forward Strategy  Executed  Maintain a Stabilized Portfolio of High- Quality, Well- Located  Real Estate  Self-Funded Ability to Execute Plan  Build Upon Existing Portfolio by Selectively Acquiring High- Quality Industrial Properties  Today  Redeem $125mm preferred shares  Potential savings of  $10mm in distributions per year1  Potentially Redeem Convertible Preferred Shares        (1) Based on a current annual distribution rate of 8.05% as of December 31, 2022.  Listing  Interim  8

 Primary Long-Term Objective to Maximize Shareholder Value Over Time  03  05  01  04  02  Future focus on acquiring distribution / warehouse assets with  market leading building specifications  Maximize flexibility by targeting investment grade rating  Improve per share metrics through internal and external growth  Selectively own business essential, Class A, single-tenant office with long lease durations  Multi-channel investment strategy across the risk and capital spectrum  9

Entrepreneurial & Cycle-Tested Team with Proven Public Real Estate Operating Experience


Capital Markets
Asset Management
Leasing
Accounting & Finance
Acquisitions & Development
Peakstone
Realty Trust

Peakstone Management Team Overview

- **Highly experienced** executive management team[1]
  - Average **~34 years** of real estate experience
  - Decades of **experience operating public companies**
- **9 senior real estate professionals** averaging ~23 years of experience[2]
- Average **~9 years working together**[3]
- **Proven real estate** and capital markets experience
- **Extensive knowledge** of the existing portfolio
- Broad network of **long-standing industry relationships**

(1) Includes Michael Escalante (CEO), Javier Bitar (CFO) and Nina Momtazee Sitzer (General Counsel, Chief Administrative Officer and Secretary).
(2) Includes Senior Vice President and above, other than executive management team.
(3) Includes Senior Vice President and above.

10

Peakstone
REALTY TRUST

 A DEEPER DIVE  01  More About Our Industrial and Office Segments  02  Value Creation Capabilities  03  Capitalization Overview

 More About Our Industrial and Office Segments  01

 MISO – Carmel, IN  Pepsi Bottling Ventures – Winston-Salem, NC  Essential to Tenant Operations  Modern, High-Quality Buildings with Market-Leading Specifications  Significant Tenant Investment  Difficult-to-Replicate Locations or High-Growth Markets  PepsiCo – Lakeland, FL  01 Strategically Located and Critical to the Business Operations of Tenants  Roush Industries – Allen Park, MI  11

 Phoenix 16%  Boston 13%  Denver 8%  Birmingham 7%  Northern New Jersey  7%  Charlotte 7%  San Diego 6%  Houston 4%  Las Vegas  4%  Memphis  4%  Other 24%  Chicago 18%  Columbus 16%  Stockton/ Modesto 15%  Jacksonville 8%  Savannah 7%  Tampa 7%  Detroit 6%  Cleveland  6%  Hampton Roads 5%  8%  Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023.  Industrial Segment Markets by % of Segment ABR  Winston-Salem  4%  Other  Office Segment Markets by % of Segment ABR  01 Industrial and Office Segments Well-Positioned and Diversified Across High-Growth Markets  12

01

Leased to High-Quality Tenants Diversified Across Industries

Industrial Segment

Top 10 Industrial Tenants		Rating	WALT (yrs.)	% of Segment ABR
1	amazon	AA	8.6	18%
2	RH	Ba3	7.7	15%
3	3M	A+	3.8	10%
4	Samsonite	Ba2	1.9	8%
5	Shaw Floors	AA	10.3	7%
6	PEPSICO	A+	5.6	7%
7	amcor	BBB	9.8	6%
8	Huntington Ingalls Industries	BBB-	5.0	5%
9	pepsi bottling ventures	A3	9.6	4%
10	ROUSH	NR	5.9	3%
Top 10 Subtotal / Average[2]			6.8	83%

Top 5 Tenant Industries by % of Segment ABR



Capital Goods 23%
E-Commerce 18%
Consumer Durables & Apparel 15%
Retailing 15%
Food, Beverage & Tobacco 10%
3 Other Industries 19%

% Leased to S&P 500 Companies:
54%[2]

Office Segment

Top 10 Office Tenants		Rating	WALT (yrs.)	% of Segment ABR
1	Keurig DrPepper	BBB	6.9	9%
2	Southern Company	BBB+	21.2	7%
3	LPL Financial	Baa3	13.8	7%
4	Freeport-McMoRan	Baa2	4.4	6%
5	MAXAR	B+	7.5	6%
6	McKesson	BBB+	5.8	5%
7	TRAVEL + LEISURE	BB-	6.7	5%
8	Wood Group	HY6	11.0	4%
9	IGT	BB+	8.0	4%
10	INTERNATIONAL PAPER	BBB	–[3]	4%
Top 10 Subtotal / Average[2]			9.6	57%

Top 5 Tenant Industries by % of Segment ABR



Materials 13%
Capital Goods 12%
Health Care Equipment & Services 11%
Food, Beverage & Tobacco 9%
Utilities 9%
10 Other Industries 46%

% Leased to S&P 500 Companies:
49%[2]

Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. Tenants ranked by ABR.
Peakstone Realty Trust has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners.

(1) Weighted average lease term calculated as a weighted average based on ABR.
(2) Based on % of segment ABR.
(3) Lease restricts certain disclosures.

13

Peakstone REALTY TRUST

 IG Rated  67%  Sub-IG/Not- Rated 33%  IG Rated 59%  Sub-IG/Not- Rated 41%  Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023.  Industrial Segment Investment Grade Tenants by % of Segment ABR  Office Segment Investment Grade Tenants by % of Segment ABR  01 Majority Investment Grade Tenancy 100% Rent Collections During COVID  14

 8%  3%  10%  17%  3%  15%  18%  26%  '23  '24  '25  '26  '27  '28  '29  '30  '31  '32  and Thereafter  2%  1%  3%  4%  11%  6%  20%  14%  9%  30%  '23  '24  '25  '26  '27  '28  '29  '30  '31  '32  and Thereafter  7.1  IndustrialSegment WALT(yrs.)1  Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023.  (1) Calculated as a weighted average based on ABR.  8.4  Office Segment WALT(yrs.)1  % Industrial Segment ABR Expiring Per Year % Office Segment ABR Expiring Per Year  01 Near-Term Stability with Long-Term Ability to Capitalize on Opportunities  15

01 Industrial Segment Portfolio Among the Highest Quality – Meets the Needs of Today's Tenants

Industrial Segment Portfolio

	Peakstone	Peer Average[3]
Average Age	13 years	26 years
% Properties Rated 4+ Stars (CoStar)[1]	91%	47%
Average Clear Heights[2]	32 feet	27 feet
WALT	7.1 years	7.0 years
Average Property Size	474k SF	177k SF
Investment Grade Tenants	59%	39%

Notes: JLL Research as of March 10, 2023. PKST data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. PKST averages are weighted based on segment ABR, except for property size. All other stats based on % of segment ABR.

(1) Based on average property CoStar star rating on a scale from 1 (low) to 5 (high) for each portfolio.

(2) Represents distribution / warehouse assets only.

(3) Industrial peers include: BNL, EGP, FR, GOOD, ILPT, LXP, ONL, PLD, PLYM, REXR, STAG, TRNO and WPC.

16

Peakstone REALTY TRUST

 Property Name  Nearest Port  Top 10 US  Port Rank # 1  Miles to Port  % of Segment ABR  TransDigm  Port Newark (Port of NY/NJ)  2  25  2%  Shaw Industries  Port of Savannah  4  11  7%  Huntington Ingalls (500 W. Park Lane)  Port of Virginia  6  23  3%  Huntington Ingalls  Port of Virginia  6  23  3%  Total / Average  24  48%  Port-Adjacent Industrial Segment Assets  PepsiCo  RH  Samsonite  Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. Properties ranked by port ranking.  (1) US Port Rank is based on Total 2022 Twenty-foot Equivalent Units (TEUs) per Supply Chain Dive published February 27, 2023. “N/A” indicates the rank falls outside of the Top 10.  01 48% of Industrial Segment ABR from Properties Proximate to Top US Ports  Huntington Ingalls (2 Properties)  ZF WABCO  Shaw Industries  Fidelity Building Services  TransDigm  (300 W. Park Lane)  ZF WABCO  Port of Charleston  8  16  2%  RH  Port of Oakland  9  38  15%  Samsonite  Port of Jacksonville  10  8  8%  Fidelity Building Services  Port of Baltimore  N/A  21  1%  PepsiCo  Port Tampa Bay  N/A  52  7%  Distribution / Warehouse Property  Ports  17

 $5.35  $6.35  In-Place ABR  PSF  Market Average  $48mm  $57mm  Total In-Place Market Average  ABR  Upside  Potential:  Notes: JLL Research as of December 31, 2022. PKST data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023.  Industrial Segment In-Place ABR PSF vs Market Rent PSF  Significant Embedded Value  Releasing Spreads at Current Market Rent  Shaw Industries – Savannah, GA  +61%  RH – Patterson, CA  +64%  Industrial Segment Total In-Place ABR vs Market Rent  01 Significant Upside Through Industrial Segment Mark-to- Market Opportunity  x 9.0mm SF  18

 67%  163k SF  8.4 years  100%  78%  11 years  Office Segment Portfolio  Average Age  23 years  Peer Average2  Average Property Size  105k SF  Peer Average2  WALT  8.2 years  Peer Average2  Investment Grade Tenants  45%  Peer Average2  % Leased  96%  Peer Average2  Notes: JLL Research as of March 10, 2023. PKST data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. PKST averages are weighted based on segment ABR, except for property size. All other stats based on % of segment ABR, except % leased which is based on Rentable Square Feet.  (1) Based on average property CoStar star rating on a scale from 1 (low) to 5 (high) for each portfolio.  35%  Peer Average2  % of Properties Rated 4+ Stars (CoStar)1  01 Office Segment Portfolio Newest Among Peer Group –  A Key Determinant of Performance  (2) Office peers include: BNL, GOOD, ONL, and WPC.  19

 Mercury Systems – Andover, MA  11  21  24  23  22  PKST  ONL  BNL  GOOD  WPC  Peer Avg: 23  Notes: JLL Research as of March 10, 2023. PKST data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023.  Based on average property CoStar star rating on a scale from 1 (low) to 5 (high) for each portfolio.  Average age is defined as year built or most recent renovation. PKST average weighted based on segment ABR.  onsemi – Scottsdale, AZ  78%  52%  45%  41%  1%  PKST  ONL  GOOD  WPC  BNL  Peer Avg: 35%  JMT – Baltimore, MD  Zoetis – Parsippany, NJ  % of Properties Rated 4+ Stars (CoStar)1  Average Building Age (Yrs)2  41% of Office Segment ABR from Corporate Headquarters3  Freeport McMoRan– Phoenix, AZ  Guild Mortgage – San Diego, CA  01 Newer, Higher-Quality, Business-Essential Office Segment Assets Should Require Lower Capex and Higher Valuations  (3) Only selected tenant corporate headquarters are shown.  20

 $95  $90  $81  $78  $70  Peakstone  W.P. Carey  Orion  Gladstone  16%  Broadstone 10%  19% 11%  20% 12%  27% 18%  30% 21%  26%  30%  32%  45%  51%  Broadstone  Gladstone  W.P. Carey  Orion  Peakstone  Notes: JLL Research as of March 10, 2023. PKST data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023.  Analysis pertains to five-mile radius surrounding office assets in each peer’s portfolio.  Peakstone’s office markets include: Baltimore, Birmingham, Boston, Charlotte, Dallas/Fort Worth, Denver, Des Moines, Houston, Indianapolis, Las Vegas, Memphis, Nashville, Northern New Jersey, Phoenix, Pittsburgh, Platteville, Raleigh/Durham, San Antonio, San Diego, Seattle/Puget  Median Household Income1, 2  (2022, $000s)  01 Office Segment Assets Located in Markets with Strong Demographic Trends  Educational Attainment1, 2  (age 25+, 2022)  Bachelors Masters  Sound, Tampa and Tyler.  21

 Value Creation Capabilities  02

 Repositioning and Development Opportunities  Corporate M&A  Joint Ventures  Signature REIT  Cycle-tested team with insight, experience, relationships and creativity to source, structure, and execute on multiple transaction types  Amazon – Arlington Heights, IL  RH – Patterson, CA  Proven Experience Executing Versatile Investment Strategies  02  Proactive Asset Management  York – Greenwood Village, CO  Property & Portfolio Acquisitions  ✓ ✓  ✓ ✓  Tax Deferred Strategies  Avnet – Chandler, AZ  ✓ ✓  22  Amazon – Pataskala, OH

 Vacant Buildings  01  Park Meadows – Lone Tree, CO  Raytheon - Charlotte, NC  02 Short-Term WALT  Other Asset Attributes  Other Segment Key Figures  21  Properties  $40.0mm  ABR  3.1  WALT (Years)2  18% / 82%  Industrial / Office1  77%  % Leased  3.8mm  Rentable Square Feet  Notes: $ in millions. As of December 31, 2022.  Based on ABR.  Weighted average based on ABR.  Other Segment Debt  Interest Maturity Outstanding # of   Rate Date Balance Properties  Highway 94 Loan  3.75%  2024  $13  1  Hitachi Astemo - Columbus, OH  Franklin Center - Columbia, MD  AIG Loan II  4.15%  2025  122  8  AIG Loan  4.96%  2029  100  5  03  Cross-Collateralized Assets  04 Partially Leased  Total Other Segment Debt  $235  14  02 Proactive Asset Management: An Overview of Other Segment Assets  23

 Repositioning  Generated significant value accretion through an early lease termination that provided proceeds for a strategic R&D-to-warehouse conversion  Achieved credit and lease term enhancement with no downtime and no out-of-pocket capital investment  Increased the rental rate PSF by 6.4%  Amazon – Arlington Heights, IL  02 Team Has Proven Experience Identifying and Executing Value Creation Opportunities  Redevelopment  Partnered with the tenant to completely overhaul a building with outdated components and environmental issues  Post-renovation, asset replicated new construction with modern technology well-below replacement cost for a building located in an upscale Birmingham submarket  Closed on a 28-year lease with an investment grade tenant  Southern Company – Birmingham, AL  Formed a JV with a leading developer to construct a distribution warehouse for RH  Financed over 90% of total construction costs and committed to a forward takeout  Acquired a mission-critical warehouse for RH with a 15-year lease term  Build-to-Suit / Joint Venture  RH – Patterson, CA  24

 Capitalization Overview  03

03

Balance Sheet and Liquidity Overview

Capitalization Overview

	As of 12/31/2022	1Q23 Asset Sales[1]	Other Adjustments[2]	Revolver Loan Amendment[3]	Adjusted 12/31/2022	Potential Redemption of Preferred Shares[4]	Pro Forma Following Pref. Redemption[4]	Rate[5]	Term[5]
Secured Debt									
Secured Fixed Rate Mortgages	$540		(19)		$521		$521	4.43%	4.4
Total Secured Debt	**$540**				**$521**		**$521**		
Unsecured Debt									
2024 Term Loan[6]	400			(400)	-		-	--	–
2025 Term Loan[6]	400				400		400	3.96%	3.0
2026 Term Loan[6]	150				150		150	3.96%	3.3
Revolver Loan ($750mm Commitment)[3,6]	-			400	400		400	3.96%	3.1
Total Unsecured Debt	**$950**				**$950**		**$950**		
Total Consolidated Debt	**$1,490**				**$1,471**		**$1,471**		
Cash and Cash Equivalents[7]	(233)	(165)	44		(354)	125	(229)		
Net Consolidated Debt[8]	**$1,257**				**$1,117**		**$1,242**		
Pro Rata Share of JV Debt	526				526		526		
Net Debt (Pro Rata Share)	**$1,782**				**$1,642**		**$1,767**		
Perpetual Convertible Preferred Shares	125				125	(125)	-		
Net Debt (Pro Rata Share) + Preferred Shares	**$1,907**				**$1,767**		**$1,767**		
Memo: Common Stock + OP Units Outstanding (mm)[9]	*39.5*				*39.5*		*39.5*		
Operating Metrics									
LQA Normalized EBITDAre	232	(13)			219		219		
Leverage Metrics									
Net Debt (Pro Rata Share) / LQA Normalized EBITDAre	7.7x				7.5x		8.1x		
Net Debt (Pro Rata Share) + Preferred Shares / LQA Normalized EBITDAre	8.2x				8.1x		8.1x		

Notes: $ in millions.

(1) Represents the sales of Fox Head industrial property, Renfro industrial property and Amazon (South Lake at Dulles) office property in January 2023, February 2023 and March 2023, respectively.
(2) Represents the repayment of the $19mm HealthSpring loan on March 6, 2023. Also includes $25mm of estimated listing transaction costs.
(3) On March 21, 2023, the Company extended its $750mm revolver loan through January 31, 2026 (subject to completion of the listing of the Company's common shares), and utilized available revolver capacity to repay the $400mm term loan due 2024.
(4) Assumes the Company's outstanding preferred shares have been redeemed; such redemption has not occurred as of the date of this document.
(5) Adjusted for the repayment of the HealthSpring loan on March 6, 2023, extension of the revolver loan and repayment of the 2024 term loan.
(6) Including the effect of the interest rate swap agreements with a total notional amount of $750mm, the weighted average interest rate as of December 31, 2022 on term loans and outstanding revolver loan was 3.96%, based on a weighted average interest strike rate of 2.46% plus a spread of 1.40% and the market adjustment to SOFR of 0.1%.
(7) Cash and Cash Equivalents excludes restricted cash.
(8) Net Consolidated Debt is presented since PKST has no obligation to contribute capital to the unconsolidated joint venture and has no guarantee related to the debt of the unconsolidated joint venture.
(9) Share count includes 36.0mm common stock and 3.5mm OP units outstanding as of December 31, 2022. As adjusted for the 1-for-9 reverse stock split announced on March 10, 2023.

25

Peakstone REALTY TRUST

03 Wholly-Owned Balance Sheet and Liquidity Overview *(Cont'd)*

Consolidated Debt Maturity at Listing[1]



Fixed Rate Mortgages
Revolver Loan
Term Loans
Remaining Revolver Commitment
$18
$31
$122
$400
$150
$400
$350
$250
$100
2023
2024
2025
2026
2027
2028
2029

Other Balance Sheet Highlights at Listing[1]

- **Net Consolidated Debt / Total Gross Real Estate: 36%**
- **Wtd. Avg. Interest Rate: 4.1%**
- **Total Liquidity: $469mm**
  - Pro Forma Cash and Cash Equivalents: $229mm[2]
  - Remaining Revolver Capacity: $240mm[3]



Unsecured
Secured
Total Consolidated Debt:
$1,471
35%
65%



Fixed
Floating4
Total Consolidated Debt:
$1,471
14%
86%

Notes: $ in millions.

(1) Excludes pro rata share of JV debt. Reflects the repayment of the $19mm HealthSpring loan on March 6, 2023, the extension of the revolver loan through January 31, 2026, the repayment of the $400mm term loan due 2024 with available revolver capacity and the potential redemption of $125mm of perpetual convertible preferred shares.

(2) Reflects cash and cash equivalents as of December 31, 2022, adjusted for proceeds from 1Q23 asset sales, the repayment of the $19mm HealthSpring loan, $25mm of estimated listing transaction costs and the potential redemption of $125mm of perpetual convertible preferred shares.

(3) Represents the December 31, 2022 remaining available capacity of $203mm, adjusted for the impact from 1Q23 asset sales and additional available capacity from currently unencumbered assets.

(4) Percentage of floating-rate debt includes impact of fixed-rate swaps.

26

Peakstone REALTY TRUST

03 Building Blocks of Net Asset Value

Wholly-Owned LQA Cash NOI[1]	
Industrial Segment NOI	$ 49
+	
Office Segment NOI	$ 107
+	
Other Segment NOI	$ 34

Balance Sheet Components	
Cash & Restricted Cash[2]	$ 234
Book Value of Office JV	$ 179
Other Assets	$ 75
Total Consolidated Debt[3]	$ 1,471
Other Liabilities	$ 81

Notes: $ in millions.

(1) As of December 31, 2022 as adjusted for 1Q23 asset sales. LQA Cash NOI is net of carrying costs for vacant assets.

(2) Reflects cash and cash equivalents as of December 31, 2022, adjusted for proceeds from 1Q23 asset sales, the repayment of the $19mm HealthSpring loan, $25mm of estimated listing transaction costs, and the potential redemption of $125mm of perpetual convertible preferred shares, plus $5mm of restricted cash.

(3) Reflects the repayment of the $19mm HealthSpring loan on March 6, 2023 and repayment of the $400mm term loan due 2024 with available revolver capacity.

27

Peakstone REALTY TRUST

 A Compelling Investment Opportunity  Amazon – Pataskala, OH  Experienced, cycle-tested team with strong financial alignment and a real estate operator’s mindset  Self-funded business model through capital recycling and free cash flow  Wholly-owned, high-quality, newer-vintage portfolio of predominantly single-tenant industrial and office properties located in diverse, strategic growth markets  01  LPL (2 Properties) – Fort Mill, SC  Shaw Industries – Savannah, GA  02  03  28

 APPENDIX

Highly Reputable Board of Trustees

Independent Trustees

Casey Wold *Chair*	• Current Chief Executive Officer and Managing Partner of Vanderbilt Office Properties • Served as Senior Managing Director of Tishman Speyer and was a member of the Investment and Management committees • Served as CIO and COO of Trizec Properties • Former board member of CTO Realty Growth, Inc. (NYSE), Trizec Properties (NYSE), and Captivate Networks, Inc.
Gregory Cazel *Trustee*	• Current Managing Director at Lument Capital • Served as Managing Director in the Real Estate Capital Markets division of Wells Fargo Bank, as EVP and Principal at A10 Capi tal, and held various positions at Dexia Real Estate Capital Markets Company and JP Morgan Mortgage Capital
Carrie DeWees *Trustee*	• Most recently a Managing Principal of Allstate Investments • Held various positions in acquisitions, asset management, and investor relations at JMB Realty, Heitman, Henderson Global Advisors, and American Realty Advisors
Samuel Tang *Trustee*	• Current Managing Partner of TriGuard Management LLC • Served as a Managing Director, Equities, of Pacific Life Insurance Company and Managing Partner at The Shidler Group

Trustee

Michael Escalante *Trustee*	• Current Chief Executive Officer, President and Trustee of Peakstone Realty Trust • Served as Chief Investment Officer of Peakstone Realty Trust's predecessor entities

Notes: Reflects board of trustees post-listing; independent trustees shaded.

29

Peakstone REALTY TRUST

 E  S  G  Minimize environmental impact of our buildings  Emphasize the health and well-being of building occupants  Environmentally Sustainable Practices:  In-office sustainability initiatives  Consider environmental impact in investment decisions  Partner with our tenants on sustainability projects  Continue to seek new technology solutions  Diverse executive management team  Individual differences and a diverse and inclusive culture are essential to our continued success  Dedicated to enhancing employee wellness and giving back to our community  Social Responsibility Initiatives:  Maintain a diverse workforce  Support employee growth and wellness  Promote charitable initiatives  Sound corporate governance essential to the success of our organization and stakeholders  Governance Practices:  Non-staggered board  Four of five board members post-listing are independent  Independent committees  Documented governance, conduct and ethics policies  Fully committed to ESG initiatives  30  Corporate Responsibility Commitment

 Office JV Key Stats  JV Portfolio Stats1  59 / 46  Office Buildings / Properties  8.6mm  Rentable Square Feet  22  Markets  14  States  Vanguard – Charlotte, NC  2500 Windy Ridge Parkway – Atlanta, GA  Duke Bridges I – Frisco, TX  2 Circle Star Way – San Carlos, CA  31  Includes initial transaction of 53 buildings across 41 properties for $1.1bn announced August 2022 and a second transaction of 6 buildings across 5 properties for $170.4mm announced December 2022.  JV is managed by an affiliate of Workspace Property Trust.  August 2022  Date Entered JV  $1.3bn  Transaction Value1  49%  Minority Interest  $179mm  Book Value of Equity  Workspace Property Trust / Institutional Buyer  JV Partner2  JV is unconsolidated and held at book value on balance sheet  Not obligated to make any capital contributions  $526mm PKST pro-rata share of debt  No guarantees or financial commitments with respect to the JV debt  Our Office Joint Venture

Detailed Wholly-Owned Portfolio Summary

#	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased [2]	Property Sub-Type	Year Built / Renovated [1] [3]	Property WALT [3]	% of Total ABR
01	Industrial	RH	825 Rogers Road	Stockton/Modesto	CA	1,501,400	Single-Tenant	100.0%	Warehouse	2015	7.7	3.5%
02	Industrial	Amazon (Etna)	11999 National Road	Columbus	OH	856,300	Single-Tenant	100.0%	Warehouse	2016	– [4]	2.9%
03	Industrial	3M	1650 Macom Drive	Chicago	IL	978,100	Single-Tenant	100.0%	Warehouse	2016	3.8	2.3%
04	Industrial	Samsonite	10480 Yeager Road	Jacksonville	FL	817,700	Single-Tenant	100.0%	Warehouse	2008	1.9	1.9%
05	Industrial	Shaw Industries	445 Northport Parkway	Savannah	GA	1,001,500	Single-Tenant	100.0%	Warehouse	2018	10.3	1.6%
06	Industrial	PepsiCo	8060 State Road 33 North	Tampa	FL	605,400	Single-Tenant	100.0%	Warehouse	2018	5.6	1.5%
07	Industrial	Amcor	975 West Main Street	Cleveland	OH	586,700	Single-Tenant	100.0%	Manufacturing	1997	9.8	1.3%
08	Industrial	Amazon (Arlington Heights)	1455 West Cellular Drive	Chicago	IL	182,900	Single-Tenant	100.0%	Warehouse	2020	– [4]	1.1%
09	Industrial	Pepsi Bottling Ventures	390 Business Park Drive	Winston-Salem	NC	526,300	Single-Tenant	100.0%	Warehouse	2008	9.6	0.9%
10	Industrial	Roush Industries	333/777 Republic Drive	Detroit	MI	169,200	Single-Tenant	100.0%	Industrial/R&D	2000	5.9	0.8%
11	Industrial	Berry Global	1515 Franklin Boulevard	Chicago	IL	193,700	Single-Tenant	100.0%	Manufacturing	2003	10.0	0.7%
12	Industrial	OceanX	6390 Commerce Court	Columbus	OH	312,000	Single-Tenant	100.0%	Warehouse	2015	6.6	0.7%
13	Industrial	Atlas Copco	3301 Cross Creek Parkway	Detroit	MI	120,000	Single-Tenant	100.0%	Industrial/R&D	2014	2.8	0.6%
14	Industrial	Huntington Ingalls (500 W. Park Lane)	500 West Park Lane	Hampton Roads	VA	258,300	Single-Tenant	100.0%	Warehouse	1999	5.0	0.6%
15	Industrial	Huntington Ingalls (300 W. Park Lane)	300 West Park Lane	Hampton Roads	VA	257,200	Single-Tenant	100.0%	Warehouse	2000	5.0	0.6%
16	Industrial	ZF WABCO	8225 Patriot Boulevard	Charleston	SC	145,200	Single-Tenant	100.0%	Warehouse	2016	10.7	0.5%
17	Industrial	TransDigm	110 Algonquin Parkway	Northern New Jersey	NJ	114,300	Single-Tenant	100.0%	Manufacturing	1986	5.3	0.5%
18	Industrial	Hopkins	428 Peyton Street	Emporia	KS	320,800	Single-Tenant	100.0%	Manufacturing	2000	14.0	0.5%
19	Industrial	Fidelity Building Services	25 Loveton Circle	Baltimore	MD	54,800	Single-Tenant	100.0%	Industrial/R&D	1981	12.0	0.3%
	Total Industrial Segment			**19 Properties**		**9,001,800**		**100.0%**		**2010**	**7.1**	**$48,191**
20	Office	Southern Company	3525 & 3535 Colonnade Parkway	Birmingham	AL	669,400	Single-Tenant	100.0%	Office	2018	21.2	4.3%
21	Office	Keurig Dr. Pepper (53 South Avenue)	53 South Avenue	Boston	MA	280,600	Single-Tenant	100.0%	Office	2014	6.9	4.1%
22	Office	Freeport McMoRan	333 N. Central Ave	Phoenix	AZ	249,000	Single-Tenant	99.0%	Office	2010	4.4	3.7%
23	Office	Maxar Technologies	1300 West 120th Avenue	Denver	CO	430,000	Single-Tenant	100.0%	Office	2002	7.5	3.6%
24	Office	Terraces at Copley Point	5887 Copley Drive	San Diego	CA	201,700	Multi-Tenant	100.0%	Office	2009	5.4	3.3%
25	Office	LPL (1055 & 1060 LPL Way)	1055 & 1060 LPL Way	Charlotte	SC	307,200	Single-Tenant	100.0%	Office	2016	13.8	2.7%
26	Office	Travel & Leisure, Co.	14 Sylvan Way	Northern New Jersey	NJ	203,500	Single-Tenant	100.0%	Office	2013	6.7	2.7%
27	Office	Wood Group (Westgate III)	17325 Park Row	Houston	TX	226,300	Single-Tenant	100.0%	Office	2014	11.0	2.6%
28	Office	IGT	6355 South Buffalo Drive	Las Vegas	NV	222,300	Single-Tenant	100.0%	Office	2008	8.0	2.4%
29	Office	International Paper	1740 International Drive	Memphis	TN	238,600	Single-Tenant	100.0%	Office	2015	– [4]	2.3%
30	Office	onsemi (5701 N. Pima Road)	5701 N. Pima Road	Phoenix	AZ	133,400	Single-Tenant	100.0%	Office	2017	– [4]	1.6%
31	Office	Zoetis	10 Sylvan Way	Northern New Jersey	NJ	125,700	Single-Tenant	100.0%	Office	2016	– [4]	1.5%
32	Office	McKesson (5801 N. Pima Road)	5801 North Pima Road	Phoenix	AZ	124,900	Single-Tenant	100.0%	Office	2019	– [4]	1.4%
33	Office	McKesson (5601 N. Pima Road)	5601 N. Pima Road	Phoenix	AZ	138,200	Single-Tenant	100.0%	Office	2017	– [4]	1.4%
34	Office	40 Wight	40 Wight Avenue	Baltimore	MD	132,200	Multi-Tenant	93.2%	Office	2017	9.8	1.4%
35	Office	York Space Systems (East Village)	6060 South Willow Drive	Denver	CO	138,100	Single-Tenant	100.0%	Office/R&D	2020	9.0	1.4%

Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. Properties sorted by % of Total ABR.
(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

32

Peakstone REALTY TRUST

 Detailed Wholly-Owned Portfolio Summary (Cont’d)  (2)  (3)  (4)  Total calculated as a weighted average based on rentable square feet.  Total calculated as a weighted average based on ABR. Lease restricts certain disclosures.  33  #  Segment  Property / Tenant Name  Address  Property Market  Property State  Building Square Feet  Tenancy Type  %  Leased ²  Property Sub-Type  Year Built / Renovated ¹ ³  Property WALT ³  % of Total ABR  36  Office  Corteva Agriscience  8501 NW 62nd Ave  Des Moines  IA  184,300 Single-Tenant  100.0% Office/Lab  2014  3.9  1.4%  37  Office  Keurig Dr. Pepper (63 South Avenue)  63 South Avenue  Boston  MA  150,700 Single-Tenant  100.0% Office/Lab/R&D  2013  6.9  1.3%  38  Office  LPL (1040 LPL Way)  1040 LPL Way  Charlotte  SC  144,400 Single-Tenant  100.0% Office  2016  13.8  1.3%  39  Office  Toshiba TEC  3901 South Miami Boulevard  Raleigh/Durham  NC  200,800 Single-Tenant  100.0% Office  2016  5.3  1.2%  40  Office  Mercury Systems  50 Minuteman Road  Boston  MA  145,300 Single-Tenant  100.0% Office/Lab  1997  9.3  1.2%  41  Office  Occidental Petroleum  501 North Division Street  Platteville  CO  114,500 Single-Tenant  100.0% Office  2013  10.8  1.1%  42  Office  Avnet (Phoenix)  2211 S 47th Street  Phoenix  AZ  176,400 Single-Tenant  100.0% Office  1997  3.7  1.0%  43  Office  PPG  400 Bertha Lamme Drive  Pittsburgh  PA  118,000 Single-Tenant  100.0% Office  2010  8.0  1.0%  44  Office  MISO  720 City Center Drive  Indianapolis  IN  133,400 Single-Tenant  100.0% Office  2016  5.3  1.0%  45  Office  Amentum (Heritage III)  13500 Heritage Parkway  Dallas/Fort Worth  TX  119,000 Single-Tenant  100.0% Office  2006  – ⁴  0.9%  46  Office  Draeger Medical Systems  Six Tech Drive  Boston  MA  128,400 Single-Tenant  100.0% Office/Lab  2020  8.5  0.9%  47  Office  Fresenius Medical Care  3355 Earl Campbell Pkwy  Tyler  TX  81,000 Single-Tenant  100.0% Office  2016  8.8  0.8%  48  Office  Cigna (500 Great Circle Road)  500 Great Circle Road  Nashville  TN  72,200 Single-Tenant  100.0% Office  2012  4.5  0.7%  49  Office  Cigna (Express Scripts)  501 Ronda Court  Pittsburgh  PA  70,500 Single-Tenant  100.0% Office/Data Center  2015  2.5  0.7%  50  Office  AT&T (14500 NE 87th Street)  14500 NE 87th Street  Seattle/Puget Sound  WA  60,000 Single-Tenant  100.0% Office/Data Center  1995  4.7  0.7%  51  Office  AT&T (14520 NE 87th Street)  14520 NE 87th Street  Seattle/Puget Sound  WA  59,800 Single-Tenant  100.0% Office/Data Center  1995  4.7  0.6%  52  Office  Parallon  6451 126th Avenue North  Tampa  FL  83,200 Single-Tenant  100.0% Office  2013  2.2  0.6%  53  Office  Tech Data  19031 Ridgewood Parkway  San Antonio  TX  58,000 Single-Tenant  100.0% Office  2014  1.9  0.5%  54  Office  Rapiscan Systems  23 Frontage Road  Boston  MA  64,200 Single-Tenant  100.0% Office/Lab  2014  4.4  0.4%  55  Office  136 & 204 Capcom  136 & 204 Capcom Avenue  Raleigh/Durham  NC  63,000 Multi-Tenant  100.0% Office/R&D  2010  3.2  0.4%  56  Office  AT&T (14560 NE 87th Street)  14560 NE 87th Street  Seattle/Puget Sound  WA  36,000 Single-Tenant  100.0% Office/Data Center  1995  4.7  0.4%  57  Office  530  Great  Circle  Road  530  Great  Circle  Road  Nashville  TN  98,400  Single-Tenant  100.0%  Office/Lab  2011  – ⁴  –  Total Office Segment  38 Properties  6,182,600  99.8%  2012  8.4  $123,526  Total Industrial & Office Segment  57 Properties  15,184,400  99.9%  2011  8.0  $171,717  Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. Properties sorted by % of Total ABR.  (1) Year shown is either the year built or year substantially renovated.

Detailed Wholly-Owned Portfolio Summary *(Cont'd)*

#	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased [2]	Property Sub-Type	Year Built / Renovated [1] [3]	Property WALT [3]	% of Total ABR
58	Other Office	Wyndham Hotels & Resorts	22 Sylvan Way	Northern New Jersey	NJ	249,400	Single-Tenant	100.0%	Office	2009	6.7	3.4%
59	Other Office	Wood Group (Westgate II)	17320 Katy Freeway	Houston	TX	186,300	Single-Tenant	100.0%	Office	2014	1.3	2.1%
60	Other Office	Schlumberger	1200 Enclave Parkway	Houston	TX	149,700	Single-Tenant	98.3%	Office	1999	– [5]	1.7%
61	Other Office	Level 3 (ParkRidge One)	10475 Park Meadows Drive	Denver	CO	166,700	Single-Tenant	100.0%	Office	1999	– [5]	1.6%
62	Other Office	Raytheon Technologies	2730 West Tyvola Road	Charlotte	NC	198,900	Single-Tenant	100.0%	Office	1999	– [5]	1.5%
63	Other Industrial	Hitachi Energy USA	500 West Highway 94	Jefferson City	MO	660,000	Single-Tenant	100.0%	Manufacturing	1972	1.7	1.3%
64	Other Industrial	Avnet (Chandler)	6700 West Morelos Place	Phoenix	AZ	231,500	Single-Tenant	100.0%	Industrial/R&D	2008	– [5]	1.3%
65	Other Office	Franklin Center	6841 Benjamin Franklin Drive	Baltimore	MD	202,500	Multi-Tenant	55.4%	Office	2008	3.6	1.2%
66	Other Office	KBR	345 Bob Heath Drive	Huntsville	AL	120,000	Single-Tenant	100.0%	Office	2013	0.7	1.0%
67	Other Office	30 Independence	30 Independence Boulevard	Northern New Jersey	NJ	207,300	Multi-Tenant	52.0%	Office	2020	8.4	0.8%
68	Other Office	Northrop Grumman	4065 Colonel Glenn Highway	Cincinnati/Dayton	OH	99,200	Single-Tenant	100.0%	Office	2012	1.7	0.8%
69	Other Office	MGM Corporate Center (880 Grier Drive)	880 Grier Drive	Las Vegas	NV	81,000	Single-Tenant	100.0%	Office	1988	1.7	0.6%
70	Other Industrial	Hitachi Astemo	9296 Intermodal North Court	Columbus	OH	304,600	Single-Tenant	100.0%	Warehouse	2014	2.2	0.6%
71	Other Office	MGM Corporate Center (840 Grier Drive)	840 Grier Drive	Las Vegas	NV	60,500	Single-Tenant	100.0%	Office	1997	1.7	0.4%
72	Other Office	Administrative Office of Pennsylvania Courts	5035 Ritter Road	Harrisburg	PA	56,600	Single-Tenant	100.0%	Office/Data Center	1988	1.5	0.4%
73	Other Industrial	Owens Corning	4535 Enterprise Drive Northwest	Charlotte	NC	61,200	Single-Tenant	100.0%	Manufacturing	1998	2.0	0.2%
74	Other Office	MGM Corporate Center (950 Grier Drive)	950 Grier Drive	Las Vegas	NV	26,800	Single-Tenant	100.0%	Office	1989	1.7	0.1%
75	Other Office	Gold Pointe Corp Ctr Bldg C	11971 Foundation Place	Sacramento	CA	145,900	Vacant	3.2%	Office	2002	–	–
76	Other Office	Quebec Court II	5800 South Quebec Street	Denver	CO	157,300	Vacant	–	Office	1980	–	–
77	Other Office	Crosspoint	20022 North 31st Avenue	Phoenix	AZ	351,600	Multi-Tenant	7.8%	Office	2021	– [5]	–
78	Other Office	Park Meadows Corporate Center II	10002 Park Meadows Drive	Denver	CO	70,300	Vacant	–	Office	2000	–	–
	Total Other Segment		**21**	**Properties**		**3,787,300**		**76.6%**		**2004**	**3.1**	**$40,002**
	Total Wholly-Owned Portfolio [4]		**78**	**Properties**		**18,971,700**		**95.3%**		**2010**	**7.1**	**$211,719**
	Recent Dispositions (1Q23)											
	Office	Amazon (South Lake at Dulles)		Herndon	VA	269,900	Single-Tenant	100.0%	Office	2020	– [5]	–
	Industrial	Fox Head		Irvine	CA	81,600	Single-Tenant	100.0%	Industrial/R&D	2012	5.0	–
	Industrial	Renfro		Clinton	SC	566,600	Single-Tenant	100.0%	Warehouse	1986	0.5	–
	Total ABR as of December 31, 2022					**19,889,800**		**95.5%**		**2010**	**7.1**	**$223,942**

Notes: Data is for wholly-owned assets as of December 31, 2022 adjusted to reflect property sales through March 23, 2023. Properties sorted by % of Total ABR.

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Includes consolidated properties only and excludes the Office Joint Venture and recent dispositions.
(5) Lease restricts certain disclosures.

34

Peakstone REALTY TRUST

Reconciliation of Non-GAAP Financial Measures

Wholly-Owned NOI and Cash NOI

	Quarter Ended December 31, 2022				
	Industrial	Office	Industrial and Office	Other	Total Portfolio
Revenue	$15,945	$45,643	$61,588	$14,305	$75,893
Operating property expense	(1,083)	(5,071)	(6,154)	(3,203)	(9,357)
Property tax expense	(1,235)	(2,940)	(4,175)	(1,890)	(6,065)
Management fees (non-affiliate)	(63)	(312)	(375)	(214)	(589)
4Q22 NOI[1]	**$13,564**	**$37,320**	**$50,884**	**$8,998**	**$59,882**
Non-cash adjustments					
Straight line rent	(135)	(4,784)	(4,919)	264	(4,655)
In-place lease amortization	(93)	(702)	(795)	(128)	(923)
Deferred termination income	(36)	–	(36)	(508)	(544)
Deferred ground lease	–	433	433	–	433
Other intangible amortization	–	377	377	–	377
Inducement amortization	–	79	79	–	79
4Q22 Cash NOI[1]	**$13,300**	**$32,723**	**$46,023**	**$8,626**	**$54,649**
4Q22 Dispositions[2]	–	(3,960)	(3,960)	–	(3,960)
1Q23 Dispositions[3]	(1,147)	(2,079)	(3,226)	–	(3,226)
Cash NOI[1]	**$12,153**	**$26,684**	**$38,837**	**$8,626**	**$47,463**
LQA Cash NOI (Wholly-Owned)[1]	**$48,612**	**$106,736**	**$155,348**	**$34,504**	**$189,852**

Notes: $ in thousands.
(1) NOI is net of carrying costs for vacant assets.
(2) Adjustment for the sales of the State of AL office property and the 5 office properties sold to an investment group led by Workspace Property Trust in 4Q22.
(3) Adjustment for the sales of Fox Head industrial property, Renfro industrial property and Amazon (South Lake at Dulles) office property in January 2023, February 2023 and March 2023, respectively.

35

Peakstone REALTY TRUST

 Reconciliation of Non-GAAP Financial Measures (Cont’d)  (1) Adjustment for the sales of Fox Head industrial property, Renfro industrial property and Amazon (South Lake at Dulles) office property in January 2023, February 2023 and March 2023, respectively.  (2) Includes $59,464 of our share of EBITDA from unconsolidated entities.  36  Net (loss) income to Normalized EBITDAre  Quarter Ended   12/31/2022   Net (loss) income  ($248,142)  Interest expense  16,501  Depreciation and amortization  35,275  4Q22 EBITDA  ($196,366)  Loss on sales of real estate, net  43,767  (Gain)/loss on investment in unconsolidated entity  9,993  Impairment provision, real estate  41,323  Proportion share of adjustments for unconsolidated entities  5,121  4Q22 EBITDAre  ($96,162)  Adjustment for acquisitions and dispositions  (2,578)  Adjustment for joint venture acquisition  7,670  Impairment provision, goodwill  135,270  Transaction expenses  13,724  4Q22 Normalized EBITDAre  $57,924  1Q23 Dispositions1  (3,226)  Normalized EBITDAre  $54,698  LQA Normalized EBITDAre2  $218,792  Notes: $ in thousands.

 Definitions  37  Term  Definition  ABR (“Annualized Base Rent”)  “Annualized base rent” or “ABR” means the contractual base rent before abatements and deducting base year operating expenses for gross and modified gross leases as of December 31, 2022, unless otherwise specified, multiplied by 12 months. For properties in our portfolio that had rent abatements as of December 31, 2022, we used the monthly contractual base rent payable following expiration of the abatement  EBITDA  Earnings before interest, tax, depreciation and amortization  EBITDAre  The National Association of Real Estate Investment Trusts ("NAREIT") has defined EBITDAre as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate. Adjustments to reflect the entity's share of EBITDAre of consolidated affiliates

 Definitions (Cont’d)  38  Term  Definition  Investment Grade  Investment grade companies means companies (e.g., a tenant or a guarantor or non-guarantor parent of a tenant) that have received an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a company with a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs; moreover, because PKST provides credit ratings for some companies that are non-guarantor parents of Company's tenants, such credit ratings may not be indicative of the creditworthiness of the  relevant tenants  NAV  Net asset value. This represents the fair value of our assets less liabilities divided by total shares and OP units outstanding  Normalized EBITDAre  We use Normalized EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre (as defined by NAREIT), modified to exclude nonroutine items such as acquisition-related expenses, employee separation expenses and other non-routine costs. Normalized EBITDAre also omits the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership. We may also exclude the annualizing of large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies

 Definitions (Cont’d)  39  Term  Definition  Net Debt  Total debt less cash and cash equivalents (excluding restricted cash)  Net Debt (pro rata share)  Total debt plus unconsolidated debt (pro rata share), less cash and cash equivalents (excluding restricted cash)  Net Operating Income (NOI) & Cash  NOI  NOI is a non-GAAP measure which includes the revenue and expense directly attributable to our real estate properties. NOI is calculated as total revenue from real estate operations less property expenses, which includes operating property expenses, property tax expenses and management fees. Net operating income on a cash basis (“Cash NOI”) is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below-market lease intangibles adjustments required by GAAP. We believe that NOI and Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI and Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income. In addition, NOI and Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets  WALT  Weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on  Annualized Base Rent

 DETAILED PORTFOLIO SUMMARIES

 Disclaimer  The information contained herein with respect to our properties is, to our knowledge, true and correct in all material respects, but in some cases such information has not been independently verified.

 Industrial Segment Property Summaries

RH

825 Rogers Road
Patterson, CA 95363



RH



Stockton
580
205
Modesto
Fremont
825 Rogers Rd,
Patterson, CA 95363
San Jose
5

SEGMENT DESIGNATION	
Portfolio Segment	Industrial



PROPERTY OVERVIEW

- As the largest facility in RH's distribution network, the property distributes furniture and other home goods throughout the western United States.
- RH receives imported products primarily through the nearby Port of Oakland, and the property's location along Interstate 5 provides convenient access with minimal congestion.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	RH	Ba3
% Leased by Major Lessee	100%	
Major Lessee SQFT	1,501,400	
Industry (Major Tenant)	Retailing	
Lease Type	Net	
% of Total ABR (Property)	3.5%	
Property WALT	7.7 years	

MARKET INFORMATION

Region	West
Market	Stockton/Modesto
Submarket	Modesto

BUILDING INFORMATION

Detailed Property Type	Warehouse
Square Feet	1,501,400
Total Property % Leased	100%
FAR	0.37
Year Built	2015
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.2
Industrial Property Stats:	
Trailer Parking Spaces	475
Loading Docks	244
Type of Docks (cross, rear, etc.)	Cross
Clear Height	39'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

1

Amazon (Etna)

11999 National Road
Pataskala, OH 43062


amazon


Gahanna
Columbus
Reynoldsburg
11999 National Rd SW, Etna, OH 43018
270
104
33

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• Sortable products fulfillment center for Amazon located along Interstate 70. •The property was built to Amazon's state-of-the-art fulfillment center standards and consistently ranks as one of the top three rated Amazon distribution centers by package volume in the U.S.


11999 National Rd SW
70

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Amazon	AA
% Leased by Major Lessee	100%	
Major Lessee SQFT	856,300	
Industry (Major Tenant)	E-Commerce	
Lease Type	Net	
% of Total ABR (Property)	2.9%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Midwest
Market	Columbus
Submarket	Licking

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	856,300
Total Property % Leased	100%
FAR	0.20
Year Built	2016
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	3.0
Industrial Property Stats:	
Trailer Parking Spaces	163
Loading Docks	58
Type of Docks (cross, rear, etc.)	Rear
Clear Height	40' 6"

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

2

3M

1650 Macom Drive
Dekalb, IL 60115




Rockford
Belvidere
Evanston
1650 Macom Dr,
DeKalb, IL 60115
Chicago
Naperville
Joliet

SEGMENT DESIGNATION	
Portfolio Segment	Industrial


1650 Macom Dr

PROPERTY OVERVIEW

- National distribution center for 3M located along Interstate 88 in DeKalb, IL.
- 3M has maintained distribution operations in the area since 1985, and the property is 3M's newest and largest facility.
- The property includes specialized areas which contain additional fire protection, special containment floors, and/or explosion-resistant walls.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	3M	A+
% Leased by Major Lessee	100%	
Major Lessee SQFT	978,100	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	2.3%	
Property WALT	3.8 years	

MARKET INFORMATION

Region	Midwest
Market	Chicago
Submarket	Kane/Dupage

BUILDING INFORMATION

Detailed Property Type	Warehouse
Square Feet	978,100
Total Property % Leased	100%
FAR	0.45
Year Built	2016
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.8
Industrial Property Stats:	
Trailer Parking Spaces	348
Loading Docks	137
Type of Docks (cross, rear, etc.)	Cross
Clear Height	36'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
3

Peakstone
REALTY TRUST

Samsonite

10480 Yeager Road
Jacksonville, FL 32218





10480 Yeager Rd,
Jacksonville, FL 32218
Mill Cove
Jacksonville
115
10

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• National distribution center for Samsonite located 8 miles from the Port of Jacksonville. •The Port of Jacksonville is Samsonite's primary East Coast point of entry for its luggage products which are stored at the property for distribution throughout the U.S.



10480 Yeager Rd
95
295

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Samsonite	Ba2
% Leased by Major Lessee	100%	
Major Lessee SQFT	817,700	
Industry (Major Tenant)	Consumer Durables & Apparel	
Lease Type	Net	
% of Total ABR (Property)	1.9%	
Property WALT	1.9 years	

MARKET INFORMATION	
Region	Southeast
Market	Jacksonville
Submarket	Ocean Way

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	817,700
Total Property % Leased	100%
FAR	0.35
Year Built	2008
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.3
Industrial Property Stats:	
Trailer Parking Spaces	131
Loading Docks	183
Type of Docks (cross, rear, etc.)	Cross
Clear Height	40'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
4

Peakstone REALTY TRUST

Shaw Industries

445 Northport Parkway
Port Wentworth, GA 31407





Guyton
321
445 Northport Pkwy, Port Wentworth, GA...
95
17
Pooler
16
Savannah
204
80
Tybee Island
Richmond Hill

SEGMENT DESIGNATION	
Portfolio Segment	Industrial



445 Northport Pkwy

PROPERTY OVERVIEW

- Distribution facility for Shaw Industries to distribute its resilient, wood, and vinyl flooring products throughout the United States.
- The building is located approximately 11 miles from the Port of Savannah which Shaw utilizes as the primary East Coast point of entry for its products.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Shaw Industries	AA
% Leased by Major Lessee	100%	
Major Lessee SQFT	1,001,500	
Industry (Major Tenant)	Consumer Durables & Apparel	
Lease Type	Net	
% of Total ABR (Property)	1.6%	
Property WALT	10.3 years	

MARKET INFORMATION	
Region	Southeast
Market	Savannah
Submarket	Port Wentworth

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	1,001,500
Total Property % Leased	100%
FAR	0.33
Year Built	2018
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.1
Industrial Property Stats:	
Trailer Parking Spaces	160
Loading Docks	145
Type of Docks (cross, rear, etc.)	Cross
Clear Height	32'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

5

PepsiCo

8060 State Road 33 North
Lakeland, FL 33809


PEPSICO


Orlando
Lakeland
Tampa

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• Distribution facility used by PepsiCo to distribute Gatorade and other beverage products throughout Florida. •Strategically located along the high-growth Interstate 4 corridor between Tampa and Orlando. •The property provides a central location for the tenant to receive pallets of Gatorade products from its nearby Gatorade production facility in Kissimmee for distribution to retailers and wholesalers statewide.


8060 State Rd 33 N

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	PepsiCo	A+
% Leased by Major Lessee	100%	
Major Lessee SQFT	605,400	
Industry (Major Tenant)	Food, Beverage & Tobacco	
Lease Type	Net	
% of Total ABR (Property)	1.5%	
Property WALT	5.6 years	

MARKET INFORMATION	
Region	Southeast
Market	Tampa
Submarket	Polk County

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	605,400
Total Property % Leased	100%
FAR	0.23
Year Built	2018
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.2
Industrial Property Stats:	
Trailer Parking Spaces	154
Loading Docks	120
Type of Docks (cross, rear, etc.)	Cross
Clear Height	36'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 6

Amcor

975 West Main Street

Bellevue, OH 44811


amcor
Rigid Plastics
Bellevue Facility


Cleveland
Sandusky
975 W Main St,
Bellevue, OH 44811
Elyria
Fremont
Tiffin
Medina
Akron
Ashland
Wooster
Mansfield

SEGMENT DESIGNATION	
Portfolio Segment	Industrial


975 W Main St

PROPERTY OVERVIEW

- Amcor's flagship injection molding facility in the state of Ohio.
- Amcor expanded and nearly doubled its manufacturing and warehouse footprint in 2017 by adding an additional 118,000 SF of manufacturing space and 84,000 SF of warehouse space in order to meet the increased demand for its products.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Amcor	BBB
% Leased by Major Lessee	100%	
Major Lessee SQFT	586,700	
Industry (Major Tenant)	Materials	
Lease Type	Net	
% of Total ABR (Property)	1.3%	
Property WALT	9.8 years	

MARKET INFORMATION

Region	Midwest
Market	Cleveland
Submarket	Sandusky County

BUILDING INFORMATION

Detailed Property Type	Manufacturing
Square Feet	586,700
Total Property % Leased	100%
FAR	0.33
Year Built	1986
Year Renovated	1997
Stories	1
Parking Ratio (per 1,000 SF)	0.2
Industrial Property Stats:	
Trailer Parking Spaces	30
Loading Docks	24
Type of Docks (cross, rear, etc.)	Rear
Clear Height	25'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

7

Peakstone
REALTY TRUST

Amazon (Arlington Heights)

1455 West Cellular Drive
Arlington Heights, IL 60004


amazon
delivery


odstock
Crystal Lake
1455 W Cellular Dr, Arlington Heights...
Arlington Heights
Elgin
Schaumburg
Evanston
Geneva
Chicago
41
90
290
294


1455 W Cellular Dr

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• Last-mile delivery station for Amazon serving the Northern Chicago suburbs. •The building has above-standard power, full A/C, and is located on a 24-acre site which provides over 800 parking spaces for Amazon's employees and its delivery fleet.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Amazon	AA
% Leased by Major Lessee	100%	
Major Lessee SQFT	182,900	
Industry (Major Tenant)	E-Commerce	
Lease Type	Net	
% of Total ABR (Property)	1.1%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Midwest
Market	Chicago
Submarket	Schaumburg

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	182,900
Total Property % Leased	100%
FAR	0.17
Year Built	1989
Year Renovated	2020
Stories	1
Parking Ratio (per 1,000 SF)	4.4
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	12
Type of Docks (cross, rear, etc.)	Rear
Clear Height	17'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust
8

Pepsi Bottling Ventures

390 Business Park Drive
Winston-Salem, NC 27107





Walkertown
Oak Ridge
52
421
Kernersville
73
84
Winston-Salem
421
390 Business Park
Dr, Winston-Salem...
40
73
Wallburg
Jamestown
285
109
High Point
85
Arcadia

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW

• Pepsi Bottling Ventures ("PBV"), the largest privately held bottler for PepsiCo products in North America, is a joint venture between Suntory Beverage & Food, Ltd. and PepsiCo, Inc.
•The property is PBV's largest warehouse and distributes PepsiCo beverage products throughout the Carolinas.
•The building includes a purification system to produce Aquafina and a blow molding line for Aquafina and other PepsiCo beverage products.



40
74
74
109
390 Business Park Dr

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**(1)
Tenant	Pepsi Bottling Ventures	A3
% Leased by Major Lessee	100%	
Major Lessee SQFT	526,300	
Industry (Major Tenant)	Food, Beverage & Tobacco	
Lease Type	Net	
% of Total ABR (Property)	0.9%	
Property WALT	9.6 years	

MARKET INFORMATION

Region	Southeast
Market	Winston-Salem
Submarket	South Forsyth

BUILDING INFORMATION

Detailed Property Type	Warehouse
Square Feet	526,300
Total Property % Leased	100%
FAR	0.24
Year Built	2008
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.5
Industrial Property Stats:	
Trailer Parking Spaces	63
Loading Docks	44
Type of Docks (cross, rear, etc.)	Cross
Clear Height	32' 6"

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
9

Roush Industries

333/777 Republic Drive
Allen Park, MI 48101





ter Twp
Hamtramck
96
94
Detroit
Windsor
333 Republic Dr,
Allen Park, MI 48101
94
39
3
Allen Park
Taylor
75

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW

• R&D facility for Roush Industries directly supporting automotive clients including the nearby Ford Dearborn Development Center and Ford Rolling Road Wind Tunnel in Allen Park.
•As an original equipment manufacturer and design partner to various automakers, the location is paramount for direct access to Roush Industries' top clients, and the single-story building provides an efficient layout for engineering and testing functions.



TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Roush Industries	N/A
% Leased by Major Lessee	100%	
Major Lessee SQFT	169,200	
Industry (Major Tenant)	Automobiles & Components	
Lease Type	Net	
% of Total ABR (Property)	0.8%	
Property WALT	5.9 years	

MARKET INFORMATION

Region	Midwest
Market	Detroit
Submarket	Dearborn Area

BUILDING INFORMATION

Detailed Property Type	Industrial/R&D
Square Feet	169,200
Total Property % Leased	100%
FAR	0.19
Year Built	2000
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	7.2
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	0
Type of Docks (cross, rear, etc.)	N/A
Clear Height	26'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 10

Peakstone REALTY TRUST

Berry Global

1515 Franklin Boulevard
Libertyville, IL 60048




Elkhorn
Lake Geneva
Kenosha
12
14
1515 Franklin Blvd,
Libertyville, IL 60048
94
90
Schaumburg
Evanston
Chicago
290
Naperville

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• Manufacturing facility for Berry Global for the production of plastic closure products for various applications and end markets. •The building contains nearly 10,000 amps of power, several production lines, dozens of presses, and other critical infrastructure to support the tenant's manufacturing processes. • The tenant recently extended its lease for 10 years.


1515 Franklin Blvd

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Berry Global	BB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	193,700	
Industry (Major Tenant)	Materials	
Lease Type	Net	
% of Total ABR (Property)	0.7%	
Property WALT	10.0 years	

BUILDING INFORMATION	
Detailed Property Type	Manufacturing
Total Square Feet	193,700
Total Property % Leased	100%
FAR	0.43
Year Built	1992
Year Renovated	2003
Stories	1
Parking Ratio (per 1,000 SF)	1.3
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	5
Type of Docks (cross, rear, etc.)	Rear
Clear Height	24'

MARKET INFORMATION	
Region	Midwest
Market	Chicago
Submarket	South Lake County

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 11

Peakstone REALTY TRUST

OceanX

6390 Commerce Court
Groveport, OH 43125





Upper Arlington
Gahanna
Columbus
Reynoldsburg
Patas
Etna
Grove City
Obetz
6390 Commerce Ct, Groveport, OH 43125
Lockbourne
Lithopolis
Carroll
270
70
71
104
62
317
33
204

SEGMENT DESIGNATION	
Portfolio Segment	Industrial



6390 Commerce Ct

PROPERTY OVERVIEW

• Distribution center for OceanX, a modern 3PL that provides Fulfillment-as-a-Service (FaaS). The property's central location in the United States and proximity to major transportation routes allows the tenant to meet the growing demands of its customers.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	OceanX	N/A
% Leased by Major Lessee	100%	
Major Lessee SQFT	312,000	
Industry (Major Tenant)	Commercial & Professional Services	
Lease Type	Net	
% of Total ABR (Property)	0.7%	
Property WALT	6.6 years	

MARKET INFORMATION	
Region	Midwest
Market	Columbus
Submarket	Southeast Columbus

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	312,000
Total Property % Leased	100%
FAR	0.30
Year Built	2015
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.6
Industrial Property Stats:	
Trailer Parking Spaces	15
Loading Docks	26
Type of Docks (cross, rear, etc.)	Rear
Clear Height	32'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

12

Atlas Copco

3301 Cross Creek Parkway
Auburn Hills, MI 48326





3301 Cross Creek Pkwy,
Auburn Hills, MI 48326
Troy
Sterling Heights
Warren
Novi
Livonia
Detroit
Canton
Tecumseh
Lake St Clair

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• Headquarters and R&D/warehouse building for Atlas Copco Tools & Assembly Systems, a division of Atlas Copco AB. •The property is conveniently located in close proximity to the company's automotive clients throughout the Detroit area. •The tenant uses the building for assembly, testing, and research and development of prototypes of industrial tooling, fastening, and compressor devices and related products.



TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Atlas Copco	A+
% Leased by Major Lessee	100%	
Major Lessee SQFT	120,000	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.6%	
Property WALT	2.8 years	

MARKET INFORMATION	
Region	Midwest
Market	Detroit
Submarket	Oakland County

BUILDING INFORMATION	
Detailed Property Type	Industrial/R&D
Square Feet	120,000
Total Property % Leased	100%
FAR	0.19
Year Built	2014
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	2.4
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	2
Type of Docks (cross, rear, etc.)	Rear
Clear Height	28'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

13

Peakstone REALTY TRUST

Huntington Ingalls (500 W. Park Lane)

500 West Park Lane
Hampton, VA 23666


500


500 W Park Ln,
Hampton, VA 23666
Hampton
Smithfield
Norfolk
Virginia Beach
Windsor
Chesapeake
Suffolk
17
60
460
32
264
13
165



SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• Highly-secure warehouse facility for Huntington Ingalls and its Newport News Shipbuilding segment. • Strategically located near the Port of Virginia and Newport News Shipbuilding.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Huntington Ingalls	BBB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	258,300	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.6%	
Property WALT	5.0 years	

MARKET INFORMATION	
Region	Southeast
Market	Hampton Roads
Submarket	Peninsula

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	258,300
Total Property % Leased	100%
FAR	0.30
Year Built	1999
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.9
Industrial Property Stats:	
Trailer Parking Spaces	151
Loading Docks	58
Type of Docks (cross, rear, etc.)	Rear
Clear Height	25'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

14

Peakstone REALTY TRUST

Huntington Ingalls (300 W. Park Lane)

300 West Park Lane
Hampton, VA 23666




300 W Park Ln,
Hampton, VA 23666
Hampton
Smithfield
Norfolk
Virginia Beach
Windsor
Chesapeake
Suffolk

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW

- Highly-secure warehouse facility for Huntington Ingalls and its Newport News Shipbuilding segment.
- Strategically located near the Port of Virginia and Newport News Shipbuilding.



TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Huntington Ingalls	BBB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	257,200	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.6%	
Property WALT	5.0 years	

MARKET INFORMATION	
Region	Southeast
Market	Hampton Roads
Submarket	Peninsula

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	257,200
Total Property % Leased	100%
FAR	0.33
Year Built	2000
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	1.1
Industrial Property Stats:	
Trailer Parking Spaces	107
Loading Docks	42
Type of Docks (cross, rear, etc.)	Rear
Clear Height	25'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

15

Peakstone REALTY TRUST

ZF WABCO

8225 Patriot Boulevard

North Charleston, SC 29418





Ladson
Goose Creek
8225 Patriot Blvd, North Charleston, SC 29420
Wando
North Charleston
Mt Pleasant
Rantowles
Charleston
Sullivan's Island

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW

- Light manufacturing and assembly facility for ZF Commercial Vehicle Solutions, a business unit of ZF.
- The property is conveniently located near the Port of Charleston - the main point of entry for the tenant to import various parts for final assembly.
- ZF utilizes the property to design and assemble air compressors, disc brakes, and related components for use in commercial trucking applications.



8225 Patriot Blvd
642

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	ZF WABCO	HY3
% Leased by Major Lessee	100%	
Major Lessee SQFT	145,200	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.5%	
Property WALT	10.7 years	

MARKET INFORMATION

Region	Southeast
Market	Charleston
Submarket	North Charleston

BUILDING INFORMATION

Detailed Property Type	Warehouse
Square Feet	145,200
Total Property % Leased	100%
FAR	0.35
Year Built	2016
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	1.4
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	6
Type of Docks (cross, rear, etc.)	Rear
Clear Height	30'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[(1)] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

16

Peakstone REALTY TRUST

TransDigm

110 Algonquin Parkway
Whippany, NJ 07981


Whippany Actuation Systems


110 Algonquin Pkwy, Whippany, NJ 07981
Wayne
Morristown
Newark
New York
Elizabeth
MANHATTAN
BROOKLYN


110 Algonquin Pkwy

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW
• Headquarters and light manufacturing facility for Whippany Actuation Systems, a business group of TransDigm. •Whippany Actuation Systems utilizes the property to design and manufacture specialized electromechanical actuation solutions for commercial and military applications. •Located in proximity to Port Newark, a major component of the Port of NY/NJ which is the 2nd largest port in the U.S. by TEU volume.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	TransDigm	B+
% Leased by Major Lessee	100%	
Major Lessee SQFT	114,300	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.5%	
Property WALT	5.3 years	

MARKET INFORMATION	
Region	Northeast
Market	Northern New Jersey
Submarket	Eastern Morris

BUILDING INFORMATION	
Detailed Property Type	Manufacturing
Square Feet	114,300
Total Property % Leased	100%
FAR	0.24
Year Built	1986
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	3.9
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	3
Type of Docks (cross, rear, etc.)	Rear
Clear Height	22'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

17

Hopkins

428 Peyton Street
Emporia, KS 66801


Hopkins Manufacturing Corporation
Hoppy


Manhattan
Junction City
Topeka
Kansas City
Salina
Overland Park
428 Peyton St, Emporia, KS 66801
Newton
Wichita

SEGMENT DESIGNATION	
Portfolio Segment	Industrial

PROPERTY OVERVIEW

- Hopkins' national production and distribution facility for after-market automotive products and accessories.
- Hopkins is a leading provider of automotive winter tools including ice scrapers, snow brooms, and snow brushes.
- The facility has been expanded multiple times over the years to accommodate growing business and product lines, and the tenant recently signed a 16-year lease extension.


428 Peyton St

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Hopkins	N/A
% Leased by Major Lessee	100%	
Major Lessee SQFT	320,800	
Industry (Major Tenant)	Automobiles & Components	
Lease Type	Net	
% of Total ABR (Property)	0.5%	
Property WALT	14.0 years	

MARKET INFORMATION	
Region	Midwest
Market	Emporia
Submarket	Lyon County

BUILDING INFORMATION	
Detailed Property Type	Manufacturing
Square Feet	320,800
Total Property % Leased	100%
FAR	0.44
Year Built	1954
Year Renovated	2000
Stories	1
Parking Ratio (per 1,000 SF)	0.8
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	15
Type of Docks (cross, rear, etc.)	Rear
Clear Height	21'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
18

Fidelity Building Services

25 Loveton Circle
Sparks Glencoe, MD 21152




Westminster
25 Loveton Cir, Sparks Glencoe, MD 21152
Owings Mills
Towson
Baltimore
Columbia

SEGMENT DESIGNATION	
Portfolio Segment	Industrial



PROPERTY OVERVIEW

- Corporate headquarters and warehouse for Fidelity Building Services Group, an integrated building services engineering firm.
- Fidelity provides best in class integrated building services throughout the Mid-Atlantic and Southeast, including: HVAC/Mechanical Services, Engineering Retrofits & Targeted Design-Build, IOT, Building Automation & Controls, Emergency Power Generator & Electrification.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Fidelity Building Services	N/A
% Leased by Major Lessee	100%	
Major Lessee SQFT	54,800	
Industry (Major Tenant)	Commercial & Professional Services	
Lease Type	Net	
% of Total ABR (Property)	0.3%	
Property WALT	12.0 years	

MARKET INFORMATION	
Region	Northeast
Market	Baltimore
Submarket	Route 83 Corridor

BUILDING INFORMATION	
Detailed Property Type	Industrial/R&D
Square Feet	54,800
Total Property % Leased	100%
FAR	0.23
Year Built	1981
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	2.7
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	2
Type of Docks (cross, rear, etc.)	Rear
Clear Height	14'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

19

 Office Segment Property Summaries

Peakstone REALTY TRUST

Southern Company

3525 & 3535 Colonnade Parkway
Birmingham, AL 35243





Fultondale
Trussville
Irondale
Leeds
Birmingham
Fairfield
Homewood
3525 Colonnade Pkwy,
Birmingham, AL 35243
Shoal Creek
Hoover

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW
• Division headquarters for Southern Company Services and Southern Nuclear. •As part of the 2018 renovation the tenant invested significant amounts of its own capital. The funds were used for an extensive reconstruction of the base building which replaced or upgraded most the building's mechanical systems as well as an expansion of the adjacent parking deck.



TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit[1]**
Tenant	Southern Company	BBB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	669,400	
Industry (Major Tenant)	Utilities	
Lease Type	Net	
% of Total ABR (Property)	4.3%	
Property WALT	21.2 years	

MARKET INFORMATION	
Region	Southeast
Market	Birmingham
Submarket	South Jefferson

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	669,400
Total Property % Leased	100%
FAR	0.80
Year Built	1988
Year Renovated	2018
Stories	9
Parking Ratio (per 1,000 SF)	2.8
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 20

Peakstone REALTY TRUST

Keurig Dr. Pepper (53 South Avenue)

53 South Avenue
Burlington, MA 01803




Westford
Billerica
93
3
2A
2
Acton
53 South Ave,
Burlington, MA 01803
Concord
95
2
Sudbury
Waltham
Somerville
20
90
Boston

SEGMENT DESIGNATION	
Portfolio Segment	Office



PROPERTY OVERVIEW
• Co-corporate headquarters for Keurig Dr. Pepper. •Located along the coveted Route 128/Interstate 95 corridor at its junction with Route 3 in Burlington, which is one of the region's most desirable mixed-use destinations. •Trophy office tower constructed to a first-class headquarters quality standard which is important for Fortune 500 tenants like Keurig Dr. Pepper.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Keurig Dr. Pepper	BBB
% Leased by Major Lessee	100%	
Major Lessee SQFT	280,600	
Industry (Major Tenant)	Food, Beverage & Tobacco	
Lease Type	Net	
% of Total ABR (Property)	4.1%	
Property WALT	6.9 years	

MARKET INFORMATION	
Region	Northeast
Market	Boston
Submarket	Route 128 North

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	280,600
Total Property % Leased	100%
FAR	1.69
Year Built	2014
Year Renovated	N/A
Stories	6
Parking Ratio (per 1,000 SF)	3.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[(1)] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

21

Peakstone
REALTY TRUST

Freeport McMoRan

333 N. Central Ave
Phoenix, AZ 85004





Glendale
Paradise Valley
Scottsdale
333 N Central Ave,
Phoenix, AZ 85004
Tempe
17
10



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Corporate headquarters for Freeport McMoRan, a leading international mining company.
- The ownership interest is a condominium comprised of floors 19-26 and half of the ground floor.
- The ownership interest makes up 48% of the building, the remaining 52% (floors 11-18) is occupied by the Westin Phoenix Downtown, a 242-room, four-diamond hotel. Floors 2-10 include parking and are shared by the building occupants.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Freeport McMoRan	Baa2
% Leased by Major Lessee	99%	
Major Lessee SQFT	246,500	
Industry (Major Tenant)	Materials	
Lease Type	Base Year	
% of Total ABR (Property)	3.7%	
Property WALT	4.4 years	

MARKET INFORMATION	
Region	Southwest
Market	Phoenix
Submarket	Phoenix Central

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	249,000
Total Property % Leased	99%
FAR	N/A
Year Built	2010
Year Renovated	N/A
Stories	N/A
Parking Ratio (per 1,000 SF)	2.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

22

Peakstone REALTY TRUST

Maxar Technologies

1300 West 120th Avenue
Westminster, CO 80234





Fort Lupton
Hudson
Boulder
1300 W 120th Ave,
Westminster, CO 80234
Westminster
Arvada
Golden
Denver
Aurora
Watkins
Englewood
25
36
270
70
225
285



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW
• Global headquarters for Maxar Technologies, a space technology company focused on providing geospatial intelligence solutions through its two operating segments, Earth Intelligence and Space Infrastructure. • Includes SCIF and data center space.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit(1)
Tenant	Maxar Technologies	B+
% Leased by Major Lessee	100%	
Major Lessee SQFT	430,000	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	3.6%	
Property WALT	7.5 years	

MARKET INFORMATION	
Region	West
Market	Denver
Submarket	North Denver

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	430,000
Total Property % Leased	100%
FAR	0.31
Year Built	2002
Year Renovated	N/A
Stories	4
Parking Ratio (per 1,000 SF)	4.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

23

Peakstone REALTY TRUST

Terraces at Copley Point

5887 Copley Drive
San Diego, CA 92111




5887 Copley Dr, San Diego, CA 92111
Lakeside
Santee
El Cajon
La Mesa
San Diego
Coronado
Bonita
Jamu
15
5
67
163
125
8
805
94
54

SEGMENT DESIGNATION	
Portfolio Segment	Office



PROPERTY OVERVIEW
• The property is 70% leased to Guild Mortgage with the remaining 30% leased to Cox Communications. •Highly visible from its elevated position on a bluff at the southeast corner of the Interstate 805 and Highway 52 interchange, offering excellent visibility and accessibility.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Multi-Tenant	**Credit**[1]
Tenant	Guild Mortgage	IG10
% Leased by Major Lessee	70%	
Major Lessee SQFT	141,700	
Industry (Major Tenant)	Commercial & Professional Services	
Lease Type	Base Year + E	
% of Total ABR (Property)	3.3%	
Property WALT	5.4 years	

MARKET INFORMATION	
Region	West
Market	San Diego
Submarket	Kearny Mesa

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	201,700
Total Property % Leased	100%
FAR	0.41
Year Built	2009
Year Renovated	N/A
Stories	6
Parking Ratio (per 1,000 SF)	3.8
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 24

Peakstone REALTY TRUST

LPL (1055 & 1060 LPL Way)

1055 & 1060 LPL Way
Fort Mill, SC 29175




Gastonia
Belmont
Green
Charlotte
Lake Wylie
Pineville
1055 LPL Way,
Fort Mill, SC 29715
Tega Cay
Fort Mill
Indian Land

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

• The property is one of two adjacent buildings developed as a build-to-suit for LPL and serves as the largest of its four primary U.S. office locations.
•Asset is located in a thriving mixed-use development with walkable retail, lodging, and excellent accessibility to Interstate 77.


1055 LPL Wy

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	LPL	Baa3
% Leased by Major Lessee	100%	
Major Lessee SQFT	307,200	
Industry (Major Tenant)	Diversified Financials	
Lease Type	Net	
% of Total ABR (Property)	2.7%	
Property WALT	13.8 years	

MARKET INFORMATION	
Region	Southeast
Market	Charlotte
Submarket	York County

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	307,200
Total Property % Leased	100%
FAR	0.54
Year Built	2016
Year Renovated	N/A
Stories	6
Parking Ratio (per 1,000 SF)	4.2
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 25

Peakstone REALTY TRUST

Travel & Leisure, Co.

14 Sylvan Way
Parsippany, NJ 07045





14 Sylvan Way,
Parsippany, NJ 07054
Morristown
Newark
New York
Elizabeth
MANHATTAN
BROOKLYN
QUEENS

SEGMENT DESIGNATION	
Portfolio Segment	Office



PROPERTY OVERVIEW
• Property is 100% leased to Travel & Leisure. •Asset is located in the desirable Parsippany, NJ office market with excellent accessibility to Interstate 287. •The Class "A" property was built in 2013 and contains high-end finishes, amenities, and achieved LEED Gold certification.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Travel & Leisure	BB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	203,500	
Industry (Major Tenant)	Consumer Services	
Lease Type	Net	
% of Total ABR (Property)	2.7%	
Property WALT	6.7 years	

MARKET INFORMATION	
Region	Northeast
Market	Northern New Jersey
Submarket	Parsippany

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	203,500
Total Property % Leased	100%
FAR	0.20
Year Built	2013
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	3.9
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 26

Peakstone REALTY TRUST

Wood Group (Westgate III)

17325 Park Row
Houston, TX 77084





Jersey Village
Aldine
17325 Park Row,
Houston, TX 77084
Houston
Mission Bend
Bellaire

SEGMENT DESIGNATION	
Portfolio Segment	Office



17325 Park Row

PROPERTY OVERVIEW

- Corporate headquarters for Wood Group USA, a business unit of John Wood Group PLC.
- Located in the Energy Corridor submarket of Houston along Interstate 10, midway between Beltway 8 and the Grand Parkway.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Wood Group	HY6
% Leased by Major Lessee	100%	
Major Lessee SQFT	226,300	
Industry (Major Tenant)	Energy	
Lease Type	Net	
% of Total ABR (Property)	2.6%	
Property WALT	11.0 years	

MARKET INFORMATION

Region	Southwest
Market	Houston
Submarket	Katy Freeway West

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	226,300
Total Property % Leased	100%
FAR	0.88
Year Built	2014
Year Renovated	N/A
Stories	5
Parking Ratio (per 1,000 SF)	4.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
27

Peakstone
REALTY TRUST

IGT

6355 South Buffalo Drive
Las Vegas, NV 89113





Nellis AFB
North Las Vegas
Las Vegas
Summerlin South
6355 S Buffalo Dr, Las Vegas, NV 89113
Diamond
Enterprise
Henderson
613
95
582
515
564
215
11
146

SEGMENT DESIGNATION	
Portfolio Segment	Office



6355 S Buffalo Dr

PROPERTY OVERVIEW

- North American headquarters for IGT Gaming.
- IGT is the global leader in gaming across four channels including lotteries, gaming machines, sports betting, and digital.
- The property provides locational benefits for IGT, including close proximity to the Las Vegas Strip and access to labor pools across the metropolitan area.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	IGT	BB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	222,300	
Industry (Major Tenant)	Consumer Services	
Lease Type	Net	
% of Total ABR (Property)	2.4%	
Property WALT	8.0 years	

MARKET INFORMATION	
Region	Southwest
Market	Las Vegas
Submarket	South Las Vegas

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	222,300
Total Property % Leased	100%
FAR	0.38
Year Built	2008
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	4.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

28

Peakstone
REALTY TRUST

International Paper

1740 International Drive
Memphis, TN 38120





Memphis
Bartlett
Lakeland
Lenow
1740 International Dr,
Memphis, TN 38197
Germantown
Nonconnah
Oakville
Collierville
Southaven

SEGMENT DESIGNATION	
Portfolio Segment	Office



PROPERTY OVERVIEW

- Located in one of the top submarkets of Memphis, the property was developed as a build-to-suit for International Paper.
- One of three buildings comprising International Paper's global headquarters campus.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	International Paper	BBB
% Leased by Major Lessee	100%	
Major Lessee SQFT	238,600	
Industry (Major Tenant)	Materials	
Lease Type	Net	
% of Total ABR (Property)	2.3%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southeast
Market	Memphis
Submarket	East Memphis

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	238,600
Total Property % Leased	100%
FAR	1.07
Year Built	2015
Year Renovated	N/A
Stories	9
Parking Ratio (per 1,000 SF)	4.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust 29

Peakstone REALTY TRUST

onsemi (5701 N. Pima Road)

5701 N. Pima Road
Scottsdale, AZ 85250


onsemi


Phoenix
Scottsdale
Tempe
Mesa


N Pima Rd

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Corporate headquarters for onsemi.
- The tenant recently executed a new lease which represents one of the largest office leases executed in the Phoenix MSA over the past three years.
- Offers highly visible building top signage in addition to 450+ feet of building frontage along the 101 Freeway.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	onsemi	BB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	133,400	
Industry (Major Tenant)	Semiconductors & Semiconductor Equipment	
Lease Type	Net	
% of Total ABR (Property)	1.6%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southwest
Market	Phoenix
Submarket	Scottsdale South

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	133,400
Total Property % Leased	100%
FAR	0.20
Year Built	2017
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	7.7
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

30

Zoetis

10 Sylvan Way
Parsippany, NJ 07054





10 Sylvan Way,
Parsippany, NJ 07054
Morristown
Newark
New York
MANHATTAN
BROOKLYN
Elizabeth
Bridgewater
Township

SEGMENT DESIGNATION	
Portfolio Segment	Office



10 Sylvan Way

PROPERTY OVERVIEW

- Corporate headquarters for Zoetis, a global leader in the discovery, development, manufacture and commercialization of animal health medicines and vaccines.
- The property was a renovation-to-suit for Zoetis. As part of the renovation the building was stripped down to the frame and transformed to a state-of-the-art headquarters including the addition of a parking deck to expand the parking count.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Zoetis	Baa1
% Leased by Major Lessee	100%	
Major Lessee SQFT	125,700	
Industry (Major Tenant)	Pharmaceuticals, Biotechnology & Life Sciences	
Lease Type	Net	
% of Total ABR (Property)	1.5%	
Property WALT[2]	-	

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	125,700
Total Property % Leased	100%
FAR	0.31
Year Built	1984
Year Renovated	2016
Stories	3
Parking Ratio (per 1,000 SF)	4.2
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

MARKET INFORMATION	
Region	Northeast
Market	Northern New Jersey
Submarket	Parsippany

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

31

McKesson (5801 N. Pima Road)

5801 N. Pima Road
Scottsdale, AZ 85250


MCKESSON


5801 N Pima Rd,
Scottsdale, AZ 85250
Scottsdale
Phoenix
Tempe
Mesa
Gilbert
South
17
10
202
87
60
101


5801 N Pima Rd
101

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Property is leased to McKesson.
- The building is LEED certified and offers highly visible building top signage in addition to 450+ feet of building frontage along the 101 Freeway.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	McKesson	BBB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	124,900	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	1.4%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southwest
Market	Phoenix
Submarket	Scottsdale South

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	124,900
Total Property % Leased	100%
FAR	0.26
Year Built	2019
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	5.9
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

32

Peakstone
REALTY TRUST

McKesson (5601 N. Pima Road)

5601 N. Pima Road
Scottsdale, AZ 85250


5601


Phoenix
Scottsdale
Tempe
Mesa


N Pima Rd

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Property is leased to McKesson.
- The building is LEED certified and offers highly visible building top signage in addition to 450+ feet of building frontage along the 101 Freeway.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit[1]**
Tenant	McKesson	BBB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	138,200	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	1.4%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southwest
Market	Phoenix
Submarket	Scottsdale South

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	138,200
Total Property % Leased	100%
FAR	0.20
Year Built	2017
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	6.7
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

33

Peakstone REALTY TRUST

40 Wight

40 Wight Avenue
Hunt Valley, MD 21030


JMT


40 Wight Ave,
Cockeysville, MD 21030
Owings Mills
Towson
Baltimore
Columbia

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Property is 93% leased to two tenants and serves as the corporate headquarters for Johnson, Mirmiran & Thompson ("JMT") which occupies 89% of the building.
- The building is LEED certified and was developed in 2017 as a build-to-suit for JMT, a regional engineering and design firm.


40 Wight Ave

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Multi-Tenant	Credit[1]
Tenant	Johnson, Mirmiran & Thompson	N/A
% Leased by Major Lessee	89%	
Major Lessee SQFT	117,800	
Industry (Major Tenant)	Commercial & Professional Services	
Lease Type	Net	
% of Total ABR (Property)	1.4%	
Property WALT	9.8 years	

MARKET INFORMATION	
Region	Northeast
Market	Baltimore
Submarket	Route 83 North

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	132,200
Total Property % Leased	93%
FAR	0.33
Year Built	2017
Year Renovated	N/A
Stories	5
Parking Ratio (per 1,000 SF)	4.3
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 34

York Space Systems (East Village)

6060 South Willow Drive

Greenwood Village, CO 80111





Wheat Ridge
Denver
Aurora
Lakewood
Englewood
6060 S Willow Dr, Greenwood Village.
Littleton
Centennial
Wolhurst
Highlands

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW
• Satellite assembly and operations facility for York Space Systems. •York Space Systems is a company focusing on designing and manufacturing spacecraft platforms. •Property underwent a full building renovation in 2020 at a cost of approximately $9m ($65/sf). •Asset has excellent access to Interstate 25 and is located less than one half mile north of the Arapahoe at Village Center Station light rail stop.



6060 S Willow Dr

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	York Space Systems	N/A
% Leased by Major Lessee	100%	
Major Lessee SQFT	138,100	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	1.4%	
Property WALT	9.0 years	

MARKET INFORMATION	
Region	West
Market	Denver
Submarket	Southeast Denver

BUILDING INFORMATION	
Detailed Property Type	Office/R&D
Square Feet	138,100
Total Property % Leased	100%
FAR	0.50
Year Built	1982
Year Renovated	2020
Stories	3
Parking Ratio (per 1,000 SF)	4.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

35

Corteva Agriscience

8501 NW 62nd Ave
Johnston, IA 50131




Bondurant
Altoona
Urbandale
Clive
Des Moines
Pleasant Hill
West Des Moines
35
80
6
65



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW
• Constructed in 2014 as a build-to-suit for the tenant, the building contains office and lab space. The tenant's focus is on seed and crop protection solutions for the agriculture industry.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Corteva Agriscience	A
% Leased by Major Lessee	100%	
Major Lessee SQFT	184,300	
Industry (Major Tenant)	Materials	
Lease Type	Net	
% of Total ABR (Property)	1.4%	
Property WALT	3.9 years	

MARKET INFORMATION	
Region	Midwest
Market	Des Moines
Submarket	Western Suburbs

BUILDING INFORMATION	
Detailed Property Type	Office/Lab
Square Feet	184,300
Total Property % Leased	100%
FAR	0.29
Year Built	2014
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	3.6
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

36

Peakstone REALTY TRUST

Keurig Dr. Pepper (63 South Avenue)

63 South Avenue
Burlington, MA 01803




Westford
Billerica
93
3
2A
2
Acton
63 South Ave,
Burlington, MA 01803
Concord
2
95
Sudbury
20
Waltham
Somerville
90
Boston

SEGMENT DESIGNATION	
Portfolio Segment	Office


63 South Ave

PROPERTY OVERVIEW

- Office/Lab/R&D facility for Keurig Dr. Pepper.
- Class "A" building with approximately 50,000 sf of office space, 40,000 sf of lab space, and 60,000 sf of warehouse research and design space.
- The building contains 6,000 amps power, 22' clear heights in the warehouse R&D space, and other specialized infrastructure to support the lab functions.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Keurig Dr. Pepper	BBB
% Leased by Major Lessee	100%	
Major Lessee SQFT	150,700	
Industry (Major Tenant)	Food, Beverage & Tobacco	
Lease Type	Net	
% of Total ABR (Property)	1.3%	
Property WALT	6.9 years	

MARKET INFORMATION

Region	Northeast
Market	Boston
Submarket	Route 128 North

BUILDING INFORMATION

Detailed Property Type	Office/Lab/R&D
Square Feet	150,700
Total Property % Leased	100%
FAR	0.58
Year Built	2013
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	1.8
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

37

Peakstone REALTY TRUST

LPL (1040 LPL Way)

1040 LPL Way
Fort Mill, SC 29175




Gastonia
Belmont
Green
Charlotte
Lake Wylie
Pineville
1040 LPL Way,
Fort Mill, SC 29715
Tega Cay
Fort Mill

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- The property is one of two adjacent buildings developed as a build-to-suit for LPL and serves as the largest of its four primary U.S. office locations.
- Asset is located in a thriving mixed-use development with walkable retail, lodging, and excellent accessibility to Interstate 77.


1040 LPL Wy

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	LPL	Baa3
% Leased by Major Lessee	100%	
Major Lessee SQFT	144,400	
Industry (Major Tenant)	Diversified Financials	
Lease Type	Net	
% of Total ABR (Property)	1.3%	
Property WALT	13.8 years	

MARKET INFORMATION	
Region	Southeast
Market	Charlotte
Submarket	York County

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	144,400
Total Property % Leased	100%
FAR	1.02
Year Built	2016
Year Renovated	N/A
Stories	6
Parking Ratio (per 1,000 SF)	4.2
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

38

Peakstone REALTY TRUST

Toshiba TEC

3901 South Miami Boulevard

Durham, NC 27709




Durham
Oak Grove
3901 S Miami Blvd,
Durham, NC 27703
Falls
Neuse
Clegg
Millbrook
Morrisville
Cary
Raleigh

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

• Corporate headquarters for Toshiba Global Commerce Solutions, a subsidiary of Toshiba Tec Corporation, which provides integrated in-store solutions for retailers globally.
•Building features include an expanded lobby with a "Solutions Showcase" highlighting the tenant's latest product innovations.
•Property's location is immediately adjacent to Research Triangle Park, the largest research park in the United States.


3901 South Miami Blvd

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Toshiba TEC	BB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	200,800	
Industry (Major Tenant)	Technology Hardware & Equipment	
Lease Type	Net	
% of Total ABR (Property)	1.2%	
Property WALT	5.3 years	

MARKET INFORMATION	
Region	Southeast
Market	Raleigh/Durham
Submarket	RTP

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	200,800
Total Property % Leased	100%
FAR	0.19
Year Built	1999
Year Renovated	2016
Stories	4
Parking Ratio (per 1,000 SF)	4.4
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 39

Peakstone REALTY TRUST

Mercury Systems

50 Minuteman Road
Andover, MA 01810




Nashua
Salem
Haverhill
50 Minuteman Rd, Andover, MA 01810
Lowell
Danvers
Salem
Gloucester
Waltham
Boston

SEGMENT DESIGNATION	
Portfolio Segment	Office


50 Minuteman Rd

PROPERTY OVERVIEW

- Corporate headquarters for Mercury Systems, a leading provider of mission-critical technology solutions for the global aerospace and defense industry.
- Contains SCIF's, R&D labs, and other secure areas.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Mercury Systems	IG8
% Leased by Major Lessee	100%	
Major Lessee SQFT	145,300	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	1.2%	
Property WALT	9.3 years	

MARKET INFORMATION	
Region	Northeast
Market	Boston
Submarket	Andover

BUILDING INFORMATION	
Detailed Property Type	Office/Lab
Square Feet	145,300
Total Property % Leased	100%
FAR	0.24
Year Built	1997
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	3.5
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[(1)] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

40

Peakstone REALTY TRUST

Occidental Petroleum

501 North Division Street

Platteville, CO 80651




Windsor
Greeley
Rocky
Mountain
tional Park
Loveland
Longmont
Fort Mor
Boulder
Denver
Lakewood
Aurora
Byers
34
76
25
85
36
70



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

• Specialized facility for Occidental Petroleum housing the company's Integrated Operating Center for oil and gas production in the DJ Basin.

• The on-site antennae gather "real time" data from the company's wells in the field.

•Property is located in Weld County, which is responsible for roughly 83% of the state's crude oil production as well as 52% of the natural gas production.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	Credit[(1)]
Tenant	Occidental Petroleum	BB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	114,500	
Industry (Major Tenant)	Energy	
Lease Type	Net	
% of Total ABR (Property)	1.1%	
Property WALT	10.8 years	

MARKET INFORMATION

Region	West
Market	Platteville
Submarket	Weld County

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	114,500
Total Property % Leased	100%
FAR	0.18
Year Built	2013
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	4.7
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

41

Peakstone REALTY TRUST

Avnet (Phoenix)

2211 S 47th Street
Phoenix, AZ 85034


AVNET


Glendale
Paradise Valley
Scottsdale
Phoenix
2211 S 47th St, Phoenix, AZ 85034
Mesa
South Mountain Park and Preserve
Gilbert
17
10
101
87
202



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW
• Corporate headquarters for Avnet, a technology solutions company focused on marketing, selling, and distributing electronic components. •The property has excellent access along Highway 143 and is located less than three miles from Phoenix Sky Harbor International Airport.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Avnet	BBB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	176,400	
Industry (Major Tenant)	Technology Hardware & Equipment	
Lease Type	Net	
% of Total ABR (Property)	1.0%	
Property WALT	3.7 years	

MARKET INFORMATION	
Region	Southwest
Market	Phoenix
Submarket	Airport

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	176,400
Total Property % Leased	100%
FAR	0.36
Year Built	1997
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	5.8
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

42

Peakstone
REALTY TRUST

PPG

400 Bertha Lamme Drive
Cranberry Township, PA 16066





Ellwood City
Butler
Kittanning
Beaver Falls
400 Bertha Lamme
Dr, Cranberry Twp, PA...
Monaca
Wexford
Pittsburgh
Monroeville

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- The property serves as PPG Paints' Architectural Coatings regional headquarters.
- Excellent access to Interstate 79 via the Highway 228 interchange and located within the Cranberry Woods Office Park, considered to be Western Pennsylvania's premier business address location.



TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit[1]**
Tenant	PPG	A3
% Leased by Major Lessee	100%	
Major Lessee SQFT	118,000	
Industry (Major Tenant)	Retailing	
Lease Type	Net	
% of Total ABR (Property)	1.0%	
Property WALT	8.0 years	

MARKET INFORMATION

Region	Northeast
Market	Pittsburgh
Submarket	Butler County

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	118,000
Total Property % Leased	100%
FAR	0.11
Year Built	2010
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	5.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
43

MISO

720 City Center Drive
Carmel, IN 46032


MISO


Lebanon
720 City Center Dr,
Carmel, IN 46032
Zionsville
Indianapolis
Avon
Plainfield
Greenfield

SEGMENT DESIGNATION	
Portfolio Segment	Office



PROPERTY OVERVIEW
• Corporate headquarters for MISO (Midcontinent Independent System Operator). •The building is connected via skyway to MISO's mission-critical control center where the company manages the flow of high-voltage electricity for 45 million customers across 15 U.S. states and the Canadian province of Manitoba. • Located in the highly desirable submarket of Carmel.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	MISO	AA-
% Leased by Major Lessee	100%	
Major Lessee SQFT	133,400	
Industry (Major Tenant)	Utilities	
Lease Type	Net	
% of Total ABR (Property)	1.0%	
Property WALT	5.3 years	

MARKET INFORMATION	
Region	Midwest
Market	Indianapolis
Submarket	North Meridian/Carmel

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	133,400
Total Property % Leased	100%
FAR	0.39
Year Built	2008
Year Renovated	2016
Stories	3
Parking Ratio (per 1,000 SF)	4.5
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
44

Amentum (Heritage III)

13500 Heritage Parkway
Fort Worth, TX 76177




Decatur
380
Denton
380
McKinn
35E
Frisco
Allen
13500 Heritage Pkwy,
Fort Worth, TX 76177
Plano
287
635
75
Garlan
Azle
Irving
Fort Worth
Dallas
Arlington
30
Mesc

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- The property is leased to Amentum.
- The Class "A" building is located in close proximity to Perot Field Fort Worth Alliance Airport.


Perot Field Fort Worth
Alliance Airport

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Amentum	DS1
% Leased by Major Lessee	100%	
Major Lessee SQFT	119,000	
Industry (Major Tenant)	Software & Services	
Lease Type	Net	
% of Total ABR (Property)	0.9%	
Property WALT[2]	-	

MARKET INFORMATION

Region	Southwest
Market	Dallas/Fort Worth
Submarket	Alliance

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	119,000
Total Property % Leased	100%
FAR	0.30
Year Built	2006
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	4.9
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust
45

Peakstone REALTY TRUST

Draeger Medical Systems

Six Tech Drive

Andover, MA 01810




Nashua
Salem
Haverhill
6 Tech Dr, Andover, MA 01810
Lowell
Danvers
Salem
Waltham
Boston
borough

SEGMENT DESIGNATION	
Portfolio Segment	Office



PROPERTY OVERVIEW
• North American headquarters for Draeger Medical Systems, a division of Draegerwerks AG, a leading international manufacturer of medical and safety technology products. •Property is utilized as a design, development and manufacturing facility for the tenant's patient monitoring product line.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Draeger Medical Systems	IG8
% Leased by Major Lessee	100%	
Major Lessee SQFT	128,400	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	0.9%	
Property WALT	8.5 years	

MARKET INFORMATION	
Region	Northeast
Market	Boston
Submarket	Andover

BUILDING INFORMATION	
Detailed Property Type	Office/Lab
Square Feet	128,400
Total Property % Leased	100%
FAR	0.22
Year Built	1984
Year Renovated	2020
Stories	2
Parking Ratio (per 1,000 SF)	3.4
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

46

Fresenius Medical Care

3355 Earl Campbell Pkwy
Tyler, TX 75701




Plano
Dallas
30
20
35E
3355 Earl Campbell Pkwy, Tyler, TX 75701


Tyler Pounds Regional Airport
3355 Earl Campbell Pkwy
Tyler

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- The property is leased to a subsidiary of Fresenius Medical Care.
- Fresenius Medical Care is a healthcare company that provides healthcare professionals with products and solutions for patients with renal failure and chronic kidney disease through a network of outpatient dialysis centers.
- Class "A" asset located in Tyler, a growing and affluent outer suburb of Dallas.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit[1]**
Tenant	Fresenius Medical Care	Baa3
% Leased by Major Lessee	100%	
Major Lessee SQFT	81,000	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	0.8%	
Property WALT	8.8 years	

MARKET INFORMATION	
Region	Southwest
Market	Tyler
Submarket	Smith County

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	81,000
Total Property % Leased	100%
FAR	0.21
Year Built	2016
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	7.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

47

Cigna (500 Great Circle Road)

500 Great Circle Road
Nashville, TN 37228




500 Great Circle Rd,
Nashville, TN 37228
Nashville
Hendersonville
Green Hill
Mt. Juliet
Laguard
Berry Hill
Rural Hill
Glad
Ashwood



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- The property is leased to Cigna.
- Developed as a build-to-suit for Cigna in 2012.
- Tenant recently renewed its lease in 2021 for 5 years.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Cigna	A-
% Leased by Major Lessee	100%	
Major Lessee SQFT	72,200	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	0.7%	
Property WALT	4.5 years	

MARKET INFORMATION	
Region	Southeast
Market	Nashville
Submarket	MetroCenter

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	72,200
Total Property % Leased	100%
FAR	0.19
Year Built	2012
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	5.8
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

48

Cigna (Express Scripts)

501 Ronda Court

North Huntingdon, PA 15642


EXPRESS SCRIPTS


Wexford
Pittsburgh
Monroeville
West Mifflin
Express Scripts
Bethel Park
Greensburg
Canonsburg
Washington
Mt Pleasant


Ronda Court

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW
• The property is leased to Express Scripts. •Constructed as a build-to-suit and designed specifically for call center and data center operations, with large, open floor plans that can accommodate a significant number of employee work stations.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Express Scripts	BBB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	70,500	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	0.7%	
Property WALT	2.5 years	

MARKET INFORMATION	
Region	Northeast
Market	Pittsburgh
Submarket	Parkway East

BUILDING INFORMATION	
Detailed Property Type	Office/Data Center
Square Feet	70,500
Total Property % Leased	100%
FAR	0.11
Year Built	2015
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	9.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

49

AT&T (14500 NE 87th Street)

14500 NE 87th Street
Redmond, WA 98052


14500


Island
Everett
2
5
Snohomish
Monroe
Gold Bar
9
Lynnwood
522
203
104
Bothell
14500 NE 87th St,
Redmond, WA 98052
520
305
Seattle
304
90

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW
• Mission-critical facility for AT&T consisting of data center, lab, and office space. • Strategically located adjacent to Sammamish Electricity Substation. •Tenant has invested substantial capital into the property (property consists of 14500, 14520, and 14560 NE 87th Street) creating a mission-critical data center and R&D/engineering hub.


14500 NE 87th St

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	AT&T	BBB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	60,000	
Industry (Major Tenant)	Telecommunication Services	
Lease Type	Net	
% of Total ABR (Property)	0.7%	
Property WALT	4.7 years	

MARKET INFORMATION	
Region	West
Market	Seattle/Puget Sound
Submarket	Redmond

BUILDING INFORMATION	
Detailed Property Type	Office/Data Center
Square Feet	60,000
Total Property % Leased	100%
FAR	0.43
Year Built	1995
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	3.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
50

AT&T (14520 NE 87th Street)

14520 NE 87th Street
Redmond, WA 98052




Island
Everett
Snohomish
Monroe
Gold Bar
Lynnwood
14520 NE 87th St,
Redmond, WA 98052
Seattle


14520 NE 87th St

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Mission-critical facility for AT&T consisting of data center, lab, and office space.
- Strategically located adjacent to Sammamish Electricity Substation.
- Tenant has invested substantial capital into the property (property consists of 14500, 14520, and 14560 NE 87th Street) creating a mission-critical data center and R&D/engineering hub.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	AT&T	BBB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	59,800	
Industry (Major Tenant)	Telecommunication Services	
Lease Type	Net	
% of Total ABR (Property)	0.6%	
Property WALT	4.7 years	

MARKET INFORMATION	
Region	West
Market	Seattle/Puget Sound
Submarket	Redmond

BUILDING INFORMATION	
Detailed Property Type	Office/Data Center
Square Feet	59,800
Total Property % Leased	100%
FAR	0.43
Year Built	1995
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	3.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
51

Parallon

6451 126th Avenue North

Largo, FL 33773





Palm Harbor
Citrus Park
University
586
Dunedin
Oldsmar
Town 'N' Country
Clearwater
19
60
60
92
275
Tampa
4
Largo
6451 126th Ave N,
Largo, FL 33773
41
Seminole
Pinellas Park
92
699
Madeira Beach

SEGMENT DESIGNATION	
Portfolio Segment	Office



PROPERTY OVERVIEW
• The property is leased to a subsidiary of HCA Healthcare. •HCA Healthcare provides health care services through its general and acute hospital operations which offer medical and surgical services.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Parallon	BBB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	83,200	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	0.6%	
Property WALT	2.2 years	

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	83,200
Total Property % Leased	100%
FAR	0.22
Year Built	2013
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	7.6
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

MARKET INFORMATION	
Region	Southeast
Market	Tampa
Submarket	Mid-Pinellas

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

52

Tech Data

19031 Ridgewood Parkway
San Antonio, TX 78259




19031 Ridgewood Pkwy,
San Antonio, TX 78259
1604
281
46
Schertz
10
San Antonio
87
37
La Vernia
410
35



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- The property is leased to Tech Data.
- Tech Data is one of the world's largest technology distributors also offering a wide range of technical and business support services.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Tech Data	BBB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	58,000	
Industry (Major Tenant)	Technology Hardware & Equipment	
Lease Type	Net	
% of Total ABR (Property)	0.5%	
Property WALT	1.9 years	

MARKET INFORMATION	
Region	Southwest
Market	San Antonio
Submarket	Far North Central

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	58,000
Total Property % Leased	100%
FAR	0.27
Year Built	2014
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	4.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 53

Peakstone
REALTY TRUST

Rapiscan Systems

23 Frontage Road
Andover, MA 01810




Nashua
Haverhill
23 Frontage Rd,
Andover, MA 01810
Lowell
Rockport
Gloucester
Danvers
Salem
Waltham
Boston



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Property is leased to Rapiscan Systems.
- Rapiscan Systems manufactures security equipment and systems designed for checkpoints, cargo, vehicle, baggage, parcel, and air cargo security inspection.
- The property has excellent access to Interstate 93.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[(1)]
Tenant	Rapiscan Systems	IG3
% Leased by Major Lessee	100%	
Major Lessee SQFT	64,200	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.4%	
Property WALT	4.4 years	

MARKET INFORMATION	
Region	Northeast
Market	Boston
Submarket	Route 495

BUILDING INFORMATION	
Detailed Property Type	Office/Lab
Square Feet	64,200
Total Property % Leased	100%
FAR	0.34
Year Built	1984
Year Renovated	2014
Stories	2
Parking Ratio (per 1,000 SF)	3.7
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	2
Type of Docks (cross, rear, etc.)	Rear
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[(1)] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

54

Peakstone REALTY TRUST

136 & 204 Capcom

136 & 204 Capcom Avenue

Wake Forest, NC 27587




Creedmoor
Louisburg
Durham
136 Capcom Ave, Wake Forest, NC 27587
Cary
Raleigh


204 Capcom Ave

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

• The property is 100% leased to two tenants, Blue Force Technologies and Ultra Electronics Ocean Systems.

•Blue Force, a firm specializing in design, fabrication and manufacturing of aerospace and defense systems, leases 51% of the property.

•Ultra Electronics, a leading supplier to the US Navy, providing acoustic and sonar systems, torpedo defense and radar sensor solutions, leases 49% of the property.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Multi-Tenant	Credit[1]
Tenant	Ultra Electronics Ocean Systems	HY1
% Leased by Major Lessee[2]	49%	
Major Lessee SQFT	31,000	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.4%	
Property WALT	3.2 years	

MARKET INFORMATION

Region	Southeast
Market	Raleigh/Durham
Submarket	Wake Forest

BUILDING INFORMATION

Detailed Property Type	Office/R&D
Square Feet	63,000
Total Property % Leased	100%
FAR	0.24
Year Built	2010
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	2.7
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

[2] Major Lessee based on Tenant ABR.

Property of Peakstone Realty Trust

55

Peakstone REALTY TRUST

AT&T (14560 NE 87th Street)

14560 NE 87th Street
Redmond, WA 98052


14560


Island
Everett
2
5
Snohomish
9
Monroe
Gold Bar
Lynnwood
522
203
104
14560 NE 87th St,
Redmond, WA 98052
520
305
Seattle
304
90


14560 NE 87th St

SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Mission-critical facility for AT&T consisting of data center and office space.
- Strategically located adjacent to Sammamish Electricity Substation.
- Tenant has invested substantial capital into the property (property consists of 14500, 14520, and 14560 NE 87th Street) creating a mission-critical data center and R&D/engineering hub.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	AT&T	BBB+
% Leased by Major Lessee	100%	
Major Lessee SQFT	36,000	
Industry (Major Tenant)	Telecommunication Services	
Lease Type	Net	
% of Total ABR (Property)	0.4%	
Property WALT	4.7 years	

MARKET INFORMATION

Region	West
Market	Seattle/Puget Sound
Submarket	Redmond

BUILDING INFORMATION

Detailed Property Type	Office/Data Center
Square Feet	36,000
Total Property % Leased	100%
FAR	0.43
Year Built	1995
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	3.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 56

530 Great Circle Road

530 Great Circle Road
Nashville, TN 37228





Hendersonville
530 Great Circle Rd,
Nashville, TN 37228
Green Hill
Mt. Juliet
Nashville
Berry Hill
Rural Hill
Ashwood



SEGMENT DESIGNATION	
Portfolio Segment	Office

PROPERTY OVERVIEW

- Upon the estimated commencement date of January 1, 2024, the property will serve as the corporate headquarters for a confidential healthcare laboratory company.
- Tenant's buildout will include numerous labs in addition to office space.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit[1]**
Tenant[2]	-	HY6
% Leased by Major Lessee	100%	
Major Lessee SQFT	98,400	
Industry (Major Tenant)	Health Care Equipment & Services	
Lease Type	Net	
% of Total ABR (Property)	0.0%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southeast
Market	Nashville
Submarket	Metro Center

BUILDING INFORMATION	
Detailed Property Type	Office/Lab
Square Feet	98,400
Total Property % Leased	100%
FAR	0.19
Year Built	2011
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	5.8
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

57

 Other Segment Property Summaries

Wyndham Hotels & Resorts

22 Sylvan Way
Parsippany, NJ 07054




22 Sylvan Way,
Parsippany, NJ 07054
Morristown
Newark
New York
Elizabeth
MANHATTAN
BROOKLYN

SEGMENT DESIGNATION	
Portfolio Segment	Other


22 Sylvan Way

PROPERTY OVERVIEW

- Global headquarters for Wyndham Hotels & Resorts.
- Asset is located in the desirable Parsippany, NJ office market with excellent accessibility to Interstate 287.
- Property features an above standard amenity package that was designed to emulate the amenities found in 5-star Wyndham hotels.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Wyndham Hotels & Resorts	BB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	249,400	
Industry (Major Tenant)	Consumer Services	
Lease Type	Net	
% of Total ABR (Property)	3.4%	
Property WALT	6.7 years	

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	249,400
Total Property % Leased	100%
FAR	0.25
Year Built	2009
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	4.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

MARKET INFORMATION

Region	Northeast
Market	Northern New Jersey
Submarket	Parsippany

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

58

Wood Group (Westgate II)

17320 Katy Freeway
Houston, TX 77094


WESTGATE


Tomball
Spring
Humble
Cypress
17320 Katy Fwy,
Houston, TX 77094
Houston
Baytown
Pasadena
Sugar Land
Pearland
Rosenberg



SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- The property is leased to Wood Group.
- Located in the Energy Corridor submarket of Houston along Interstate 10 midway between Beltway 8 and the Grand Parkway.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Wood Group	HY6
% Leased by Major Lessee	100%	
Major Lessee SQFT	186,300	
Industry (Major Tenant)	Energy	
Lease Type	Net	
% of Total ABR (Property)	2.1%	
Property WALT	1.3 years	

MARKET INFORMATION	
Region	Southwest
Market	Houston
Submarket	Energy Corridor

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	186,300
Total Property % Leased	100%
FAR	0.62
Year Built	2014
Year Renovated	N/A
Stories	4
Parking Ratio (per 1,000 SF)	4.4
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 59

Peakstone REALTY TRUST

Schlumberger

1200 Enclave Parkway
Houston, TX 77077





1200 Enclave Pkwy, Houston, TX 77077
Houston
Mission Bend
Bellaire
Meadows Place
Missouri City

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

• The property is leased to Schlumberger.
•Located in the Energy Corridor submarket of Houston with immediate access off of Enclave Parkway which connects to the area's major north-south thoroughfare, Eldridge Parkway.



1200 Enclave Pkwy

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Schlumberger	A
% Leased by Major Lessee	97%	
Major Lessee SQFT	144,600	
Industry (Major Tenant)	Energy	
Lease Type	Net	
% of Total ABR (Property)	1.7%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southwest
Market	Houston
Submarket	Energy Corridor

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	149,700
Total Property % Leased	98%
FAR	0.64
Year Built	1999
Year Renovated	N/A
Stories	6
Parking Ratio (per 1,000 SF)	5.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

60

Peakstone REALTY TRUST

Level 3 (ParkRidge One)

10475 Park Meadows Drive
Lone Tree, CO 80124


tw telecom


Westminster
Arvada
270
Golden
70
Denver
Aurora
Watkins
Bennett
70
225
285
Englewood
Littleton
470
10475 Park Meadows Dr,
Lone Tree, CO 80124
Parker
25
Castle Rock
86

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW
• The property is leased to Level 3. •Property has excellent access to Interstate 25 via Lincoln Ave. interchange and is located less than one mile north of the Sky Ridge Station light rail stop.


10475 Park Meadows Dr
25

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Level 3	BB
% Leased by Major Lessee	100%	
Major Lessee SQFT	166,700	
Industry (Major Tenant)	Telecommunication Services	
Lease Type	Base Year	
% of Total ABR (Property)	1.6%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	West
Market	Denver
Submarket	Lone Tree

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	166,700
Total Property % Leased	100%
FAR	0.38
Year Built	1999
Year Renovated	N/A
Stories	6
Parking Ratio (per 1,000 SF)	4.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust 61

Raytheon Technologies

2730 West Tyvola Road
Charlotte, NC 28217




Holly
Woodford Green
85
74
Charlotte
2730 W Tyvola Rd, Charlotte, NC 28217
485


2730 W Tyvola Rd

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- The property is leased to Raytheon Technologies and serves as the headquarters for Raytheon's Collins Aerospace business unit.
- Located in the 65 acre Coliseum Centre office park with six multistory office buildings. Coliseum Centre is less than five miles from Charlotte Douglass International Airport and includes best-in-class construction, landscaping, and tenancy.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit[1]**
Tenant	Raytheon Technologies	A-
% Leased by Major Lessee	100%	
Major Lessee SQFT	198,900	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	1.5%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southeast
Market	Charlotte
Submarket	Airport

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	198,900
Total Property % Leased	100%
FAR	0.36
Year Built	1999
Year Renovated	N/A
Stories	6
Parking Ratio (per 1,000 SF)	4.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

62

Peakstone REALTY TRUST

Hitachi Energy

500 West Highway 94

Jefferson City, MO 65101




Columbia
70
500 MO-94, Jefferson City, MO 65101
St Peters
St Charles
Chesterfield
St. Louis
44
SOURI
Rolla

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW
• Manufacturing facility for Hitachi Energy (formerly ABB) for the production of power transformers, switchgear, and related components and parts. •The property is designed and equipped with extensive above-standard infrastructure, including high-capacity cranes, robotics, and computerized machinery necessary to manufacture large capacity power transformers. The facility is designed to run virtually non-stop (closing down only for scheduled maintenance).



TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Hitachi Energy USA	A-
% Leased by Major Lessee	100%	
Major Lessee SQFT	660,000	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	1.3%	
Property WALT	1.7 years	

MARKET INFORMATION	
Region	Midwest
Market	Jefferson City
Submarket	Jefferson City

BUILDING INFORMATION	
Detailed Property Type	Manufacturing
Square Feet	660,000
Total Property % Leased	100%
FAR	0.16
Year Built	1972
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	1.4
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	12
Type of Docks (cross, rear, etc.)	Rear
Clear Height	25'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

63

Avnet (Chandler)

6700 West Morelos Place
Chandler, AZ 85226




Scottsdale
Phoenix
Tempe
Mesa
Gilbert
South Mountain Park and Preserve
6700 W Morelos Pl, Chandler, AZ 85226


6700 W Morelos Pl

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- Headquarters and logistics facility for Avnet Integrated, a business unit of Avnet.
- Tenant utilizes property as an R&D and assembly facility for its hardware and software products.
- Excellent access to Interstate 10 via the Loop 202 interchange.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Avnet	BBB-
% Leased by Major Lessee	100%	
Major Lessee SQFT	231,500	
Industry (Major Tenant)	Technology Hardware & Equipment	
Lease Type	Net	
% of Total ABR (Property)	1.3%	
Property WALT[2]	-	

MARKET INFORMATION	
Region	Southwest
Market	Phoenix
Submarket	Chandler

BUILDING INFORMATION	
Detailed Property Type	Industrial/R&D
Square Feet	231,500
Total Property % Leased	100%
FAR	0.40
Year Built	2008
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	2.1
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	14
Type of Docks (cross, rear, etc.)	Rear
Clear Height	35'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust 64

Franklin Center

6841 Benjamin Franklin Drive
Columbia, MD 21046




Baltimore
Ellicott City
695
29
100
195
895
Columbia
6841 Benjamin Franklin Dr, Columbia, MD 21046
Glen Burnie

SEGMENT DESIGNATION	
Portfolio Segment	Other


6841 Benjamin Franklin Dr

PROPERTY OVERVIEW

- The property is currently 55% leased to two tenants.
- Leidos, the primary tenant, utilizes the property to serve various government contracts and its space contains SCIF's and other secure areas.
- Prominent visibility along Interstate 95.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Multi-Tenant	**Credit**(1)
Tenant	Leidos	BBB-
% Leased by Major Lessee	54%	
Major Lessee SQFT	110,300	
Industry (Major Tenant)	Software & Services	
Lease Type	Base Year + E	
% of Total ABR (Property)	1.2%	
Property WALT	3.6 years	

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	202,500
Total Property % Leased	55%
FAR	0.31
Year Built	2008
Year Renovated	N/A
Stories	7
Parking Ratio (per 1,000 SF)	4.9
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

MARKET INFORMATION	
Region	Northeast
Market	Baltimore
Submarket	Columbia South

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
65

KBR

345 Bob Heath Drive
Huntsville, AL 35806




Tullahoma
Pulaski
Fayetteville
Chattan
Athens
345 Bob Heath Dr,
Huntsville, AL 35806
Decatur
Hartselle
Guntersville
Fort Payne

SEGMENT DESIGNATION	
Portfolio Segment	Other


345 Bob Heath Dr

PROPERTY OVERVIEW

• Located in the Cummings Research Park, a 3,843 acre office campus with nearly 6.4 million sf of existing buildings. Huntsville is home to NASA's Marshall Space Flight Center and the US Army Aviation and Missile Command as well as numerous engineering, space, and defense companies in Cummings Research Park.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	KBR	BB
% Leased by Major Lessee	100%	
Major Lessee SQFT	120,000	
Industry (Major Tenant)	Commercial & Professional Services	
Lease Type	Base Year	
% of Total ABR (Property)	1.0%	
Property WALT	0.7 years	

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	120,000
Total Property % Leased	100%
FAR	0.20
Year Built	2013
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	3.5
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

MARKET INFORMATION

Region	Southeast
Market	Huntsville
Submarket	Cummins Research Park

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

66

30 Independence

30 Independence Boulevard
Warren, NJ 07059




Wayne
Parsippany-Troy Hills
stown
Morristown
MANHATTAN
30 Independence Blvd, Warren, NJ 07059
New York
BROOKLY
Bridgewater Township
Edison
on

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW
• The property is currently 52% leased to six tenants. •Asset recently went through a renovation which led to the procurement of six leases totaling 107,700 SF. • Excellent access to Interstate 78 via the Liberty Corner Rd. interchange.


30 Independence Blvd
Phillipsburg-Newark Expy

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Multi-Tenant	**Credit**[(1)]
Tenant	Bohler Engineering	N/A
% Leased by Major Lessee	17%	
Major Lessee SQFT	34,500	
Industry (Major Tenant)	Capital Goods	
Lease Type	Base Year + E	
% of Total ABR (Property)	0.8%	
Property WALT	8.4 years	

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	207,300
Total Property % Leased	52%
FAR	0.15
Year Built	1997
Year Renovated	2020
Stories	6
Parking Ratio (per 1,000 SF)	3.7
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

MARKET INFORMATION	
Region	Northeast
Market	Northern New Jersey
Submarket	Route 78 East

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
(1) Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

67

Peakstone REALTY TRUST

Northrop Grumman

4065 Colonel Glenn Highway
Beavercreek, OH 45431


NORTHROP GRUMMAN


Troy
Springfield
42
Columbus
Grove City
70
4065 Colonel Glenn Hwy, Dayton, OH 45431
35
Beavercreek
127
62
Middletown
71
Wilmington
Hamilton
Mason
Chillicothe
50
Cincinnati
68
62



SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- Developed as a build-to-suit for Northrop Grumman in 2012.
- Key location for Northrop Grumman to serve contracts associated with Wright-Patterson Air Force Base, located approximately six miles from the property.
- Contains SCIF's and other secure areas.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit**[1]
Tenant	Northrop Grumman	Baa1
% Leased by Major Lessee	100%	
Major Lessee SQFT	99,200	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.8%	
Property WALT	1.7 years	

MARKET INFORMATION	
Region	Midwest
Market	Cincinnati/Dayton
Submarket	East Dayton

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	99,200
Total Property % Leased	100%
FAR	0.34
Year Built	2012
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	3.8
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
68

MGM Corporate Center (880 Grier Drive)

880 Grier Drive

Las Vegas, NV 89119





North Las Vegas
Las Vegas
Summerlin South
880 Grier Dr, Las Vegas, NV 89119
Blue Diamond
Enterprise
Henderson



SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- The property is leased to MGM Resorts.
- Located adjacent to Harry Reid International Airport, one of the busiest airports in the United States.
- Houses several executive offices.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit[1]**
Tenant	MGM	B+
% Leased by Major Lessee	100%	
Major Lessee SQFT	81,000	
Industry (Major Tenant)	Consumer Services	
Lease Type	Base Year	
% of Total ABR (Property)	0.6%	
Property WALT	1.7 years	

MARKET INFORMATION	
Region	Southwest
Market	Las Vegas
Submarket	South Las Vegas

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	81,000
Total Property % Leased	100%
FAR	0.34
Year Built	1988
Year Renovated	N/A
Stories	2
Parking Ratio (per 1,000 SF)	4.1
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

69

Peakstone
REALTY TRUST

Hitachi Astemo

9296 Intermodal North Court
Columbus, OH 43217


9296
SHOWA


Gahanna
Upper Arlington
Columbus
Reynoldsburg
Etna
Grove City
Obetz
Pickerington
Canal Winchester
Orient
Carroll
9296 Intermodal Ct, Columbus, OH 43217
270
70
71
104
62
33
204
762


9296 Intermodal Ct

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

• Distribution facility for Hitachi Astemo for various automotive and motorcycle parts.
•Strategically located less than one mile from the Rickenbacker Airport and Norfolk Southern Intermodal in a loaded-to-capacity container zone which allows the tenant to receive overweight shipping containers from Asia and transport them directly to the property.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	Hitachi Astemo	A
% Leased by Major Lessee	100%	
Major Lessee SQFT	304,600	
Industry (Major Tenant)	Automobiles & Components	
Lease Type	Net	
% of Total ABR (Property)	0.6%	
Property WALT	2.2 years	

MARKET INFORMATION	
Region	Midwest
Market	Columbus
Submarket	Southeast Columbus

BUILDING INFORMATION	
Detailed Property Type	Warehouse
Square Feet	304,600
Total Property % Leased	100%
FAR	0.26
Year Built	2014
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	0.4
Industrial Property Stats:	
Trailer Parking Spaces	36
Loading Docks	30
Type of Docks (cross, rear, etc.)	Cross
Clear Height	32'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
70

MGM Corporate Center (840 Grier Drive)

840 Grier Drive
Las Vegas, NV 89119





North Las Vegas
Las Vegas
Summerlin South
840 Grier Dr, Las Vegas, NV 89119
Blue Diamond
Enterprise
Henderson

SEGMENT DESIGNATION	
Portfolio Segment	Other



PROPERTY OVERVIEW

- The property is leased to MGM Resorts.
- Located adjacent to Harry Reid International Airport, one of the busiest airports in the United States.
- Primary location for MGM's human resources services, including hiring, new employee training, and on-going employee training.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	MGM	B+
% Leased by Major Lessee	100%	
Major Lessee SQFT	60,500	
Industry (Major Tenant)	Consumer Services	
Lease Type	Base Year	
% of Total ABR (Property)	0.4%	
Property WALT	1.7 years	

MARKET INFORMATION	
Region	Southwest
Market	Las Vegas
Submarket	South Las Vegas

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	60,500
Total Property % Leased	100%
FAR	0.37
Year Built	1997
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	4.2
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

71

Administrative Office of Pennsylvania Courts

5035 Ritter Road
Mechanicsburg, PA 17055




Allentown
5035 Ritter Rd, Mechanicsburg, PA...
Lancaster
Philadelphia
York
Wilmington
MARYLAND
NEW JERSEY
Atlantic City

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- The property is leased to the Administrative Office of Pennsylvania Courts ("AOPC").
- AOPC supports the entire judicial system for the Commonwealth of Pennsylvania and houses its data center at the property.



TENANT AND PROPERTY INFORMATION

Tenancy Type	Single-Tenant	Credit[1]
Tenant	AOPC	Aa3
% Leased by Major Lessee	100%	
Major Lessee SQFT	56,600	
Industry (Major Tenant)	Consumer Services	
Lease Type	Net	
% of Total ABR (Property)	0.4%	
Property WALT	1.5 years	

MARKET INFORMATION

Region	Northeast
Market	Harrisburg
Submarket	Harrisburg Area West

BUILDING INFORMATION

Detailed Property Type	Office/Data Center
Square Feet	56,600
Total Property % Leased	100%
FAR	0.23
Year Built	1988
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	4.3
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	2
Type of Docks (cross, rear, etc.)	Rear
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

72

Peakstone REALTY TRUST

Owens Corning

4535 Enterprise Drive Northwest
Concord, NC 28025




4535 Enterprise Dr NW,
Concord, NC 28027
Caldwell
Huntersville
Concord
Mt Plea
Harrisburg
Rocky River
Newell
Charlotte
Midland
Stan
Loc


4535 Enterprise Dr NW

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW
• Highly-specialized light manufacturing facility for Owens Corning to produce glass fiber bushings for a variety of key applications. • Property has excellent access to Interstate 85 via the Highway 73 interchange.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	**Credit[1]**
Tenant	Owens Corning	BBB
% Leased by Major Lessee	100%	
Major Lessee SQFT	61,200	
Industry (Major Tenant)	Capital Goods	
Lease Type	Net	
% of Total ABR (Property)	0.2%	
Property WALT	2.0 years	

MARKET INFORMATION	
Region	Southeast
Market	Charlotte
Submarket	Cabarrus County

BUILDING INFORMATION	
Detailed Property Type	Manufacturing
Square Feet	61,200
Total Property % Leased	100%
FAR	0.23
Year Built	1998
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	1.6
Industrial Property Stats:	
Trailer Parking Spaces	0
Loading Docks	1
Type of Docks (cross, rear, etc.)	Rear
Clear Height	26'

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust
73

MGM Corporate Center (950 Grier Drive)

950 Grier Drive

Las Vegas, NV 89119




North Las Vegas
Las Vegas
Summerlin South
950 Grier Dr, Las Vegas, NV 89119
Blue Diamond
Enterprise
Henderson



SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- The property is leased to MGM Resorts.
- Located adjacent to Harry Reid International Airport, one of the busiest airports in the United States.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Single-Tenant	Credit[1]
Tenant	MGM	B+
% Leased by Major Lessee	100%	
Major Lessee SQFT	26,800	
Industry (Major Tenant)	Consumer Services	
Lease Type	Net	
% of Total ABR (Property)	0.1%	
Property WALT	1.7 years	

MARKET INFORMATION	
Region	Southwest
Market	Las Vegas
Submarket	South Las Vegas

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	26,800
Total Property % Leased	100%
FAR	0.46
Year Built	1989
Year Renovated	N/A
Stories	1
Parking Ratio (per 1,000 SF)	3.7
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

74

Gold Pointe Corp Ctr Bldg C

11971 Foundation Place
Rancho Cordova, CA 95670




Elverta
Rio Linda
Citrus Heights
Folsom
El Dorado Hills
11971 Foundation Pl, Gold River, CA 95670
80
Carmichael
Rancho Cordova
Sacramento
50
Lemon Hills
Florin
16
Sloughhouse
Rancho Murieta
Vineyard


11971 Foundation Place
50

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- Vacant building located in Rancho Cordova, CA.
- Asset is within the Gold Pointe Corporate Center Office Park and offers highly visible building top signage along Highway 50.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Vacant	**Credit[1]**
Tenant	N/A	N/A
% Leased by Major Lessee	0%	
Major Lessee SQFT	0	
Industry (Major Tenant)	N/A	
Lease Type	N/A	
% of Total ABR (Property)	0.0%	
Property WALT	0.0 years	

MARKET INFORMATION

Region	West
Market	Sacramento
Submarket	Highway 50 Corridor

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	145,900
Total Property % Leased[2]	3%
FAR	0.41
Year Built	2002
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	4.0
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Building is occupied by a Café/Fitness Center used by the Association.

Property of Peakstone Realty Trust
75

Quebec Court II

5800 South Quebec Street

Greenwood Village, CO 80111





Denver
Aurora
Lakewood
Englewood
5800 S Quebec St, Greenwood Village...
Littleton
Centennial
Highlands Ranch
Lone Tree
Parker



SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW
• Vacant building located in Greenwood Village, CO. •Greenwood Village submarket is considered one of Denver's premier office hubs and is surrounded by Denver's wealthiest zip codes, providing a strong base of highly skilled workers. •Property has excellent access to Interstate 25 via E. Orchard Rd. interchange and is located one half mile west of the Orchard Station light rail stop.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Vacant	**Credit**[1]
Tenant	N/A	N/A
% Leased by Major Lessee	0%	
Major Lessee SQFT	0	
Industry (Major Tenant)	N/A	
Lease Type	N/A	
% of Total ABR (Property)	0.0%	
Property WALT	0.0 years	

MARKET INFORMATION	
Region	West
Market	Denver
Submarket	Greenwood Village

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	157,300
Total Property % Leased	0%
FAR	0.58
Year Built	1980
Year Renovated	N/A
Stories	4
Parking Ratio (per 1,000 SF)	4.5
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust 76

Peakstone REALTY TRUST

Crosspoint

20022 North 31st Avenue
Phoenix, AZ 85027


CROSSPOINT


Cave Creek
20022 N 31st Ave,
Phoenix, AZ 85027
Surprise
Peoria
Glendale
Fountain Hills
Scottsdale
Phoenix
Goodyear
Mesa
Gilbert


20022 N 31st Ave

SEGMENT DESIGNATION	
Portfolio Segment	Other

PROPERTY OVERVIEW

- The property is currently 8% leased to two tenants.
- Asset recently went through a renovation which led to the procurement of two leases totaling 27,600 SF.
- Highly improved building common areas including numerous on-site and walkable amenities.
- Excellent location near the Interstate 17 and Loop 101 interchange.

TENANT AND PROPERTY INFORMATION		
Tenancy Type	Multi-Tenant	**Credit[1]**
Tenant	First American	BBB+
% Leased by Major Lessee	5%	
Major Lessee SQFT	17,000	
Industry (Major Tenant)	Insurance	
Lease Type	Net	
% of Total ABR (Property)	0.0%	
Property WALT[2]	-	

BUILDING INFORMATION	
Detailed Property Type	Office
Square Feet	351,600
Total Property % Leased	8%
FAR	0.33
Year Built	1985
Year Renovated	2021
Stories	4
Parking Ratio (per 1,000 SF)	5.5
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

MARKET INFORMATION	
Region	Southwest
Market	Phoenix
Submarket	Deer Valley

Notes: Information presented is as of December 31, 2022, unless otherwise noted.
[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.
[2] Lease restricts certain disclosures.

Property of Peakstone Realty Trust

77

Peakstone REALTY TRUST

Park Meadows Corporate Center II

10002 Park Meadows Drive

Lone Tree, CO 80124




Denver
Aurora
ewood
Englewood
Littleton
Highlands Ranch
Lone Tree
10002 Park Meadows Dr, Lone Tree, CO 80124
287
70
225
30
83
470

SEGMENT DESIGNATION	
Portfolio Segment	Other



PROPERTY OVERVIEW

- Vacant building located in Lone Tree, CO.
- Property has excellent access to Interstate 25 via the Highway 470 interchange and is located less than one mile north of the Lincoln Station light rail stop.

TENANT AND PROPERTY INFORMATION

Tenancy Type	Vacant	Credit[1]
Tenant	N/A	N/A
% Leased by Major Lessee	0%	
Major Lessee SQFT	0	
Industry (Major Tenant)	N/A	
Lease Type	N/A	
% of Total ABR (Property)	0.0%	
Property WALT	0.0 years	

MARKET INFORMATION

Region	West
Market	Denver
Submarket	Southeast Denver

BUILDING INFORMATION

Detailed Property Type	Office
Square Feet	70,300
Total Property % Leased	0%
FAR	0.34
Year Built	2000
Year Renovated	N/A
Stories	3
Parking Ratio (per 1,000 SF)	4.7
Industrial Property Stats:	
Trailer Parking Spaces	N/A
Loading Docks	N/A
Type of Docks (cross, rear, etc.)	N/A
Clear Height	N/A

Notes: Information presented is as of December 31, 2022, unless otherwise noted.

[1] Rating is that of tenant, guarantor and/or non-guarantor parent of tenant that has received a rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody's Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg's default risk rating) that management believes is generally equivalent to an NRSRO rating.

Property of Peakstone Realty Trust

78